EXHIBIT 10.61




================================================================================

                       STOCK AND ASSET PURCHASE AGREEMENT

                                      AMONG

                                 BEL FUSE LTD.,

                             BEL FUSE MACAU, L.D.A.
                             BEL CONNECTOR INC. AND
                              BEL TRANSFORMER INC.,

                                       AND

                           INSILCO TECHNOLOGIES, INC.

                                       AND

                           CERTAIN OF ITS SUBSIDIARIES
                     SET FORTH ON THE SIGNATURE PAGES HERETO

                          DATED AS OF DECEMBER 15, 2002

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

                                 EXECUTION COPY
                                 --------------

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1       Definitions.............................................................................i
Section 1.2       Construction...........................................................................xi

                                   ARTICLE II
                                PURCHASE AND SALE

Section 2.1       Purchase and Sale of the Shares.......................................................xii
Section 2.2       Purchase and Sale of Assets...........................................................xii
Section 2.3       Excluded Assets........................................................................xv
Section 2.4       Assumed Liabilities...................................................................xvi
Section 2.5       Excluded Liabilities.................................................................xvii
Section 2.6       Assumption of Certain Leases and Other Contracts.....................................xvii

                                   ARTICLE III
                                 PURCHASE PRICE

Section 3.1       Purchase Price........................................................................xix
Section 3.2       Purchase Price Adjustment.............................................................xix

                                   ARTICLE IV
                                   THE CLOSING

Section 4.1       Time and Place of Closing............................................................xxii
Section 4.2       Deliveries by the Sellers............................................................xxii
Section 4.3       Deliveries by the Buyers............................................................xxiii

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERs

Section 5.1       Organization; Qualification of the Sellers...........................................xxiv
Section 5.2       Authority Relative to this Agreement.................................................xxiv
Section 5.3       Organization, Authority and Qualification of the Foreign Corporations.................xxv
Section 5.4       Capitalization; Ownership of Shares...................................................xxv
Section 5.5       Consents and Approvals; No Violation...............................................xxviii
Section 5.6       Financial Statements and Reports.....................................................xxix
Section 5.7       Title to Assets......................................................................xxix
Section 5.8       Owned Real Property...................................................................xxx
Section 5.9       Leased Real Property.................................................................xxxi






Section 5.10         Environmental Matters............................................................xxxii
Section 5.11         ERISA; Benefit Plans............................................................xxxiii
Section 5.12         Certain Contracts and Arrangements..............................................xxxvii
Section 5.13         Legal Proceedings and Judgments.................................................xxxvii
Section 5.14         Permits.........................................................................xxxvii
Section 5.15         Compliance with Laws...........................................................xxxviii
Section 5.16         Taxes..........................................................................xxxviii
Section 5.17         Intellectual Property............................................................xxxix
Section 5.18         Labor and Employment Matters........................................................xl
Section 5.19         Absence of Certain Developments....................................................xli
Section 5.20         Brokers............................................................................xli
Section 5.21         Accounts Receivable................................................................xli
Section 5.22         Inventory..........................................................................xli
Section 5.23         Insurance.........................................................................xlii
Section 5.24         Customers and Suppliers...........................................................xlii
Section 5.25         Operating Names...................................................................xlii
Section 5.26         Overlapping Assets................................................................xlii
Section 5.27         Exhibits & Schedules..............................................................xlii
Section 5.28         Disclaimer of Other Representations and Warranties...............................xliii

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF THE BUYER

Section 6.1          Organization........................................................................xliii
Section 6.2          Authority Relative to this Agreement................................................xliii
Section 6.3          Consents and Approvals; No Violation................................................xliii
Section 6.4          Legal Proceedings and Judgments......................................................xliv
Section 6.5          Buyers' Financing....................................................................xliv
Section 6.6          Investment Purpose...................................................................xliv

                                   ARTICLE VII
                            COVENANTS OF THE PARTIES

Section 7.1          Conduct of Business...............................................................xliv
Section 7.2          Access to Information; Maintenance of Records.....................................xlvi
Section 7.3          Expenses........................................................................xlviii
Section 7.4          Further Assurances..............................................................xlviii
Section 7.5          Public Statements.................................................................xlix
Section 7.6          Governmental Authority Consents and Approvals.....................................xlix
Section 7.7          Tax Matters..........................................................................l
Section 7.8          Employees..........................................................................lii
Section 7.9          Litigation Support.................................................................liv
Section 7.10            Notification.....................................................................lv
Section 7.11            Submission for Bankruptcy Court Approval.........................................lv
Section 7.12            Overbid Procedures...............................................................lv
Section 7.13            Collection of Receivables.......................................................lix
Section 7.14            Overlapping Assets..............................................................lix


Section 7.15         Mail Received After the Closing....................................................lix
Section 7.16         Guarantees.........................................................................lix
Section 7.17         Sellers Guarantees.................................................................lix
Section 7.18         Glen Rock Facility..................................................................lx

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

Section 8.1          Conditions to Each Party's Obligations to Effect the Closing........................lx
Section 8.2          Conditions to Obligations of the Buyers.............................................lx
Section 8.3          Conditions to Obligations of the Sellers..........................................lxii

                                      ARTICLE IX
                              TERMINATION AND ABANDONMENT

Section 9.1          Termination......................................................................lxiii
Section 9.2          Procedure and Effect of Termination...............................................lxiv
Section 9.3          Liquidated Damages.................................................................lxv
Section 9.4          Extension; Waiver.................................................................lxvi

                                       ARTICLE X
                               MISCELLANEOUS PROVISIONS

Section 10.1            Amendment and Modification.....................................................lxvi
Section 10.2         Waiver of Compliance; Consents....................................................lxvi
Section 10.3         Survival..........................................................................lxvi
Section 10.4         No Impediment to Liquidation......................................................lxvi
Section 10.5         Notices..........................................................................lxvii
Section 10.6         Assignment.......................................................................lxvii
Section 10.7         Third-Party Beneficiaries.......................................................lxviii
Section 10.8         Severability....................................................................lxviii
Section 10.9         Governing Law...................................................................lxviii
Section 10.10        Submission to Jurisdiction......................................................lxviii
Section 10.11        Counterparts....................................................................lxviii
Section 10.12        Incorporation of Exhibits.........................................................lxix
Section 10.13        Entire Agreement..................................................................lxix
Section 10.14        Headings..........................................................................lxix
Section 10.15        Remedies..........................................................................lxix
Section 10.16        Bulk Sales or Transfer Laws.......................................................lxix
Section 10.17        WAIVER OF JURY TRIAL..............................................................lxix

EXHIBITS
--------

Exhibit A         Assumed Agreements
Exhibit B         Form of Assumption Agreement
Exhibit C         Form of Bill of Sale
Exhibit D         Form of Bid Procedures Order


Exhibit E         Form of Approval Order
Exhibit F         Form of Escrow Agreement
Exhibit G         Form of Non-Competition Agreement
Exhibit H         Form of Intellectual Property Assignment
Exhibit I-1       Form of Notice to Non-Bargaining Unit Employee
Exhibit I-2       Form of Notice to Chief Elected Officer of Each Labor
                  Organization
Exhibit I-3       Form of Notice to State Dislocated
                  Workers  Unit
Exhibit  I-4      Form of Notice to Chief Elected Official of Unit of Local
                  Government
Exhibit  I-5      Form of WARN Cover  Letter--PA and NY
Exhibit I-6       Form of WARN Cover Letter--CA  Exhibit J Form of Share
                  Transfer and Assignment Agreement

DISCLOSURE SCHEDULE
-------------------

The Disclosure Schedule shall include the following Schedules:

2.3(d)            Excluded Assets--Claims 2.3(f) Additional Excluded Assets
5.4(a)            Capitalization; Ownership of Shares--Insilco Technologies Germany
5.4(b)            Capitalization; Ownership of Shares--Top East
5.4(c)            Capitalization; Ownership of Shares--Stewart Connector Mexico
5.4(d)            Capitalization; Ownership of Shares--ITI
5.4(e)            Capitalization; Ownership of Shares--Sempco
5.4(f)            Capitalization; Ownership of Shares--Signal Dominicana
5.4(g)            Capitalization; Ownership of Shares--Signal Transformer Mexico
5.6(a)            Financial Statements and Reports
5.8(a)            Owned Real Property--List
5.8(b)            Owned Real Property--Violations
5.8(d)            Owned Real Property--Condemnation, Etc.
5.8(e)            Owned Real Property--Other Violations
5.9(a)            Leased Real Property--List
5.9(b)            Leased Real Property--Leases and Subleases
5.10              Environmental Matters
5.11(a)           ERISA; Benefit Plans--List
5.11(b)           ERISA; Benefit Plans--Qualification
5.11(c)           ERISA; Benefit Plans--Multi-employer Plans
5.11(f)           ERISA; Benefits Plans--Reportable Events
5.11(g)           ERISA; Benefit Plans--Sponsored Plans
5.11(h)           ERISA; Benefit Plans--Obligations to Contribute to Multi-employer Plans
5.11(j)           ERISA; Benefit Plans--Welfare Plans
5.11(k)           ERISA; Benefit Plans--Obligations
5.11(m)           ERISA; Benefit Plans--Other Obligations or Liabilities
5.11(o)           ERISA; Benefit Plans--Foreign Plans
5.11(p)           ERISA; Benefit Plans--Non-resident Beneficiaries
5.11(t)           ERISA; Benefit Plans--Contributions
5.11(u)           ERISA; Benefit Plans--Commitments to Create Plans
5.11(v)           ERISA; Benefit Plans--Closings and Layoffs

5.12              Certain Contracts and Arrangements
5.13              Legal Proceedings and Judgments
5.14              Permits
5.16              Taxes
5.17(a)           Intellectual Property Rights--Copyrights, Patent Rights and Trademarks
5.17(b)           Intellectual Property Rights--License Agreements
5.17(c)           Intellectual Property Rights--Exceptions
5.18(a)           Labor and Employment Matters--Collective Bargaining Agreements
5.18(b)           Labor and Employment Matters--Employees; Policies and Manuals
5.23              Insurance
5.25              Operating Names
5.26              Overlapping Assets
7.1(a)            Conduct of Business
7.1(b)            Conduct of Business

                       STOCK AND ASSET PURCHASE AGREEMENT

         This Stock and Asset Purchase Agreement (this "Agreement") is made as of December 15, 2002 by and among Insilco Technologies, Inc., a Delaware corporation ("Insilco"), Stewart Connector Systems, Inc., a Pennsylvania corporation, InNet Technologies, Inc., a California corporation, Insilco International Holdings, Inc., a Delaware corporation, Signal Caribe, Inc., a Delaware corporation, Eyelets for Industry, Inc., a Connecticut corporation, Stewart Stamping Corp., a Delaware corporation, and Signal Transformer Co., Inc., a Delaware corporation, (each, a "Selling Subsidiary"; and, collectively with Insilco, the "Sellers" and each of the Sellers, a "Seller"), Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation, (each, a "Buyer"; and, collectively, the "Buyers").

         WHEREAS, Insilco and the Selling Subsidiaries own all the issued and outstanding equity securities (the "Shares") of each of Insilco Technologies GmbH, a German corporation ("Insilco Technologies Germany"), Stewart Connector Systems de Mexico, S.A. de C.V., a Mexican corporation ("Stewart Connector Mexico"), Top East Corporation Limited, a Hong Kong corporation ("Top East"), Insilco Technologies International, a Hong Kong corporation ("ITI"), Sempco, S.A. de C.V., a Mexican corporation ("Sempco"), Signal Transformer Mexicana, S.A. de C.V., a Mexican corporation ("Signal Transformer Mexico"), and Signal Dominicana, S.A., a Dominican Republic corporation ("Signal Dominicana"; and, collectively with Insilco Technologies Germany, Stewart Connector Mexico, Top East, ITI, Sempco and Signal Transformer Mexico, the "Foreign Corporations" and each of the Foreign Corporations, a "Foreign Corporation");

         WHEREAS, the Sellers, directly and through the Foreign Corporations, are engaged in the Business (as defined herein) at various locations around the world; and

         WHEREAS, the Sellers wish to sell to the Buyers, and the Buyers wish to purchase from the Sellers, the Business, including the Shares and the Purchased Assets (as defined herein), and in connection therewith the Buyers are willing to assume from the Sellers all of the Assumed Liabilities (as defined herein), all upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, intending to be legally bound hereby and subject to the approval of the Bankruptcy Court as provided for herein, the parties hereto agree as follows:



                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Definitions. (a) As used in this Agreement, the following terms have the meanings specified in this Section 1.1(a).

         "Accounts Payable" means (i) any and all accounts payable and current liabilities which (A) arise after the Petition Date and (B) are owed by the Business to third parties and (ii) any accounts payable which (A) arise on or before the Petition Date and (B) are owed by the Foreign Corporations to third parties, together (in all cases) with any interest or unpaid financing charges accrued thereon.

         "Accounts Receivable" means any and all accounts receivable, notes receivable and other amounts receivable owed to the Business, together with any interest or unpaid financing charges accrued thereon.

         "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

         "Ancillary Agreements" means the Bill of Sale, the Assumption Agreement, the Non-Competition Agreement, the Escrow Agreement and the Intellectual Property Assignment.

         "Approval Order" means an order or orders entered by the Bankruptcy Court, to be submitted by the Sellers substantially in the form and substance of the order attached hereto as Exhibit E approving this Agreement and the Ancillary Agreements and all of the terms and conditions hereof and thereof, and approving and authorizing the Sellers to consummate the transactions contemplated hereby, including the sale of the Purchased Assets to the Buyers pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code free and clear of all Encumbrances (other than Closing Encumbrances) and the sale of the Shares to the Buyers pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code free and clear of all Encumbrances and authorizing the assumption and assignment of the Assumed Agreements pursuant to Section 365 of the Bankruptcy Code.

         "Assumed Agreements" means any contract, agreement, real or personal property lease, commitment, understanding or instrument which primarily relates to the Business, the Shares or the Purchased Assets and which is listed on Exhibit A attached hereto.

         "Assumption Agreement" means the assumption agreement to be executed and delivered by the Buyers and the Sellers at the Closing, such agreement to be substantially in the form and substance of Exhibit B attached hereto.

         "Audit Accountant" means PricewaterhouseCoopers LLP.

         "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. ss.ss. 101, et seq.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York or such other court having competent jurisdiction over the Chapter 11 Cases.

         "Bid Procedures Order" means an order or orders entered by the Bankruptcy Court to be submitted by the Sellers substantially in the form and substance of the order attached hereto as Exhibit D approving (i) the form and manner of the notice of sale of assets contemplated by this Agreement, (ii) bidding procedures, (iii) termination fees payable to the Buyers and (iv) expense reimbursement in favor of the Buyers.

         "Bill of Sale" means the bill of sale to be executed and delivered by the Sellers at the Closing, such bill of sale to be substantially in the form and substance of Exhibit C attached hereto.

         "Business" means the Seller Parties' passive components business (as such business is generally described in Insilco Holding Co.'s Annual Report on Form 10-K for the year ended December 31, 2001, as such description may have changed in subsequent filings made by Insilco Holding Co. with the SEC prior to the date hereof or as such description may change to reflect the transactions contemplated hereby), including, without limitation, as conducted from the Business Real Properties described in Schedule 5.8(a) and Schedule 5.9(a) of the Disclosure Schedule, whether conducted under the name of Insilco or the name of any of the Affiliates of Insilco.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

         "Business Real Properties" means the Leased Real Property and the Owned Real Property.

         "Buyers' Representatives" means the Buyers' accountants, employees, counsel, financial advisors and other authorized representatives.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended through the Closing Date.

         "Chapter 11 Cases" means the Sellers' cases commenced under Chapter 11 of the Bankruptcy Code.

         "Closing Encumbrances" means (i) statutory liens for current Taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings, (ii) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which, individually or in the aggregate, do not materially interfere with the present use or operation or materially impact the value of the Purchased Assets or the Business, (iii) all exceptions, restrictions, easements, charges, rights-of-way and other Encumbrances set forth in any state, local or municipal franchise under which the Business is conducted which, individually or in the aggregate, do not materially interfere with the present use or operation or materially impact the value of the Purchased Assets or the Business, and (iv) such other liens, imperfections in or failure of title, charges, easements, rights-of-way, encroachments, exceptions, restrictions and encumbrances which, when considered with the items referred to in clauses (i), (ii) and (iii), do not materially interfere with the present use or operation of the Purchased Assets or the Business or materially impact the value of the Purchased Assets or the Business and neither secure indebtedness or the payment of the deferred purchase price of property nor individually or in the aggregate create a Material Adverse Effect.

         "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

         "Code" means the Internal Revenue Code of 1986 (and the regulations thereunder), as amended.

         "Confidential Information" means the Information (as defined in the Confidentiality Agreement) furnished to the Buyers' Representatives pursuant to the Confidentiality Agreement and subject to the confidentiality provisions thereof, and the confidential information relating to the Buyers provided to the Sellers by the Buyers.

         "Confidentiality Agreement" means the Confidentiality Agreement, dated as of April 24, 2002, between Insilco Holding Co. and Bel Fuse, Inc.

         "Copyrights" means all United States and foreign copyrights, whether registered or unregistered, and pending applications to register the same, to the extent that such copyrights and applications are owned by the Sellers and primarily used in the Business.

         "Creditors' Committee" means the official committee of unsecured creditors appointed in connection with the Chapter 11 Cases.

         "Disclosure Schedule" means the disclosure schedule attached hereto, dated as of the date hereof, and forming a part of this Agreement.

         "Employee Plan" means each employee benefit plan, program, arrangement or contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA) maintained, sponsored, contributed to or required to be contributed to by any Seller Party or any ERISA Affiliate for the benefit of any current or former employee, officer or director thereof engaged in the Business in the United States.

         "Employee Records" means all existing personnel files related to employees and former employees of the Business.

         "Encumbrances" means any mortgages, pledges, liens, claims (as defined in Section 101(5) of the Bankruptcy Code), charges, security interests, conditional and installment sale agreements, activity and use limitations, conservation easements, deed restrictions, encumbrances and charges of any kind.

         "Environmental Laws" means all foreign, federal, state and local laws, statutes, regulations, rules, ordinances, codes, decrees, judgments, or judicial or administrative orders (i) relating to pollution (or the assessment, investigation or cleanup thereof or the filing of information with respect thereto), human health as such relates to exposure to Hazardous Substances, or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource or (ii) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Hazardous Substances, in each case as amended through the Closing Date. The term "Environmental Laws" includes: (A) CERCLA, the Clean Air Act, 42 U.S.C.A. ss.ss. 7401, et seq., the Clean Water Act, 33 U.S.C.A. ss.ss. 1251, et seq., the Solid Waste Disposal Act (including the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984), 42 U.S.C.A. ss.ss. 6901, et seq., the Toxic Substances Control Act, 15 U.S.C.A. ss.ss. 2601, et seq., the Federal Insecticide,

Fungicide, and Rodenticide Act, 7 U.S.C.A. ss.ss. 136, et seq., the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C.A. ss.ss. 11001, et seq., and the Occupational Safety and Health Act of 1970 (as such Act relates to exposure to Hazardous Substances), 29 U.S.C.A. ss.ss. 51, et seq., each as amended through the Closing Date; and (B) any common law (including negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to the presence of, exposure to, or ingestion of, any Hazardous Substance.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the regulations thereunder, as amended.

         "ERISA Affiliate" means any entity required to be aggregated with any Selling Party under Section 414 of the Code or Section 4001 of ERISA.

         "Escrow Agent" means Bank of New York or such other financial institution as shall be mutually acceptable to Insilco and the Buyers.

         "Escrow Agreement" means an escrow agreement to be executed and delivered by the Sellers, the Buyers and the Escrow Agent at the Closing, such agreement to be substantially in the form and substance of Exhibit F attached hereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Subsidiaries" means all Subsidiaries of the Sellers other than the Selling Subsidiaries and the Foreign Corporations.

         "Glen Rock Agreement" means the Installment Sales Agreement, as amended, between York County Industrial Development Corporation, a Pennsylvania nonprofit corporation, and Stewart Connector Systems, Inc., a Pennsylvania corporation, dated May 26, 1988.

         "Glen Rock Property" means that property which is the subject of the Glen Rock Agreement.

         "Governmental Authority" means any United States or non-United States federal, state, provincial, local or similar governmental, administrative or regulatory authority, department, agency, commission or body, or judicial or arbitral body.

         "Hazardous Substances" means (i) any petrochemical or petroleum products, oil, coal tar, or coal ash, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation or polychlorinated biphenyls, and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "solid wastes," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," "contaminants" or "pollutants" under any applicable Environmental Law.

         "Intellectual Property" means all of the following property, rights or interest owned by the Seller Parties, used primarily in the Business in any jurisdiction throughout the world: (i) Patent Rights, (ii) Trademarks, technology, product drawings, computer software (other than off-the-shelf commercially available software), corporate names and data and documentation (including electronic media), together with all goodwill associated with each of the foregoing, (iii) Copyrights and copyrightable works,
(iv) registrations and applications for any of the foregoing and (v) trade secrets, know-how, customer lists and confidential information; provided that Intellectual Property shall not include the "Insilco" name, or any names similar thereto, or logos or Trademarks related thereto.

         "Intellectual Property Assignment" means an intellectual property assignment to be executed and delivered by the Sellers and the Buyers at the Closing, such assignment to be substantially in the form and substance of Exhibit H attached hereto.

         "Knowledge" means, as to a particular matter, the actual knowledge of
(i) with respect to the Buyers, the chief executive officer, the chief financial officer and/or the general counsel, in each case, of Bel Fuse, Ltd., in each case without independent investigation and (ii) with respect to the Sellers, the chief executive officer, the chief financial officer and/or the general counsel, in each case, of Insilco Holding Co., in each case without independent investigation.

         "Law" means any foreign or domestic federal, state, provincial, county, municipal or local law, statute, ordinance, rule, regulation, directive, order, writ, decree, injunction, judgment, stay, restraining order, permit, license, registration, code, requirement or requirement of any Governmental Authority.

         "Leased Real Property" means the real property leased or sub-leased by the Seller Parties, as tenant or sub-tenant, that is primarily related to the Business, together with, to the extent leased or sub-leased by the Seller Parties primarily in connection with the Business, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Seller Parties (primarily related to the Business) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Liability" means any debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, mature or unmature or determined or determinable.

         "Loss" means all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses).

         "Material Adverse Effect" means any change or changes in, or effect on, the Business or the Purchased Assets that individually is, or in the aggregate are, reasonably likely (i) to be materially adverse to the assets, business, financial condition or results of operations of the Business, taken as a whole, or (ii) to be materially adverse to the condition of the Purchased Assets and the assets of the Foreign Corporations, taken as a whole, taking into account the Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, other than (i) any change or effect in any way resulting from or arising in connection with the Chapter 11 Cases or this Agreement or any of the transactions contemplated hereby (including any announcement with respect to the Chapter 11 Cases or this Agreement or any of the transactions contemplated hereby), (ii) changes in (A) economic, regulatory or political conditions generally or (B) general business, regulatory or economic conditions relating to any industries in which the Sellers participates or (iii) any change in or effect on the Purchased Assets or the Business which is cured (including by the payment of money) by Insilco or any of its Affiliates before the Termination Date.

         "Non-Competition Agreement" means a non-competition agreement to be executed and delivered by the Sellers at the Closing, such agreement to be substantially in the form and substance of Exhibit G attached hereto.

         "Owned Real Property" means the real property owned by the Sellers that is primarily related to the Business, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Sellers (primarily related to the Business) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Patent Rights" means United States and foreign patents, patent applications, including provisional applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, and inventions (whether or not patentable or reduced to practice) or improvements thereto owned by the Seller Parties and primarily used in the Business.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Encumbrances" means (i) statutory liens for current Taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings, (ii) mechanics', carriers', workers', repairers' and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Seller Parties or the validity or amount of which is being contested in good faith by appropriate proceedings, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers' compensation, unemployment insurance or other social security legislation), (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which, individually or in the aggregate, do not materially interfere with the present use or operation of the Purchased Assets or the Business, (iv) all exceptions, restrictions, easements, charges, rights-of-way and other Encumbrances set forth in any state, local or municipal franchise under which the Business is conducted which, individually or in the aggregate, do not materially interfere with the present use or operation of the Purchased Assets or the Business, (v) liens existing under the Prepetition Credit Agreement and
(vi) such other liens, imperfections in or failure of title, charges, easements, rights-of-way, encroachments, exceptions, restrictions and encumbrances which do not materially interfere with the present use or operation of the Purchased Assets or the Business or materially impact the value of the Purchased Assets or the Business and neither secure indebtedness or the payment of the deferred purchase price of property, nor individually or in the aggregate create a Material Adverse Effect.

         "Person" means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, group, trust, association or other organization or entity or government, political subdivision, agency or instrumentality of a government.

         "Petition Date" means the date on which the Sellers file voluntary petitions under Chapter 11 of the Bankruptcy Code, which shall be a date not later than five (5) Business Days after the date of this Agreement.

         "Pre-Closing Tax Period" means: (i) any Tax period ending on or before the Closing Date; and (ii) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

         "Prepetition Agent" means Bank One, NA.

         "Prepetition Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of August 25, 2000, by and among Insilco, T.A.T. Technology Inc., various financial institutions as lenders and Bank One, N.A. as administrative agent.

         "Sale Hearing" means the hearing at which the Bankruptcy Court considers entry of the Approval Order.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller Parties" means the Sellers and the Foreign Corporations.

         "Seller Party" means a Seller or a Foreign Corporation.

         "Sellers' Representatives" means the Sellers' accountants, employees, counsel, financial advisors and other authorized representatives.

         "Share Transfer and Assignment Agreement" means a share transfer and assignment agreement to be executed and delivered on behalf of the shareholder(s) of Insilco Technologies Germany and one of the Buyers at the Closing, such agreement to be substantially in the form and substance of Exhibit J attached hereto.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which the outstanding securities or equity interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such Person, corporation or other entity are owned directly or indirectly by such other Person.

         "Tax" or "Taxes" means all taxes, charges, fees, duties, levies, penalties or other assessments of any kind or nature imposed by any Governmental Authority, including income, net or gross receipts, excise, personal and real property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, profit, gift, severance, value added, disability, premium, recapture, credit, occupation, service, leasing, employment, stamp, add-on minimum, alternative, intangible and other taxes, including interest, penalties or additions attributable thereto or attributable to any failure to comply with any requirement regarding Tax Returns.

         "Tax Return" means any return, report, claim for refund, information return, declaration or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, to be filed (whether on a mandatory or elective basis) with any Governmental Authority.

         "Trademarks" means all United States, state and foreign trademarks, service marks, logos, trade dress, trade names and Internet domain names (including all assumed or fictitious names under which the Business is conducting its business or has within the previous five (5) years conducted its business), whether registered or unregistered, and pending applications to register the foregoing, owned by the Seller Parties and primarily used in the Business.

         "U.S. GAAP" means United States generally accepted accounting principles in effect from time to time applied consistently throughout the periods involved.

         "WARN Act" means the Worker Adjustment and Retraining Notification Act of 1988 (or any state or local equivalent), as amended.

(b) Each of the terms set forth below shall have the meaning ascribed thereto in the following section:

         Definition                                               Location
         ----------                                               --------

         "Accounts"                                             ss. 5.24
          --------
         "Accounts Payable Amount"                              ss. 3.2(c)
          -----------------------
         "Accounts Receivable Amount"                           ss. 3.2(c)
          --------------------------
         "Affected Property"                                    ss. 5.10(h)
          -----------------
         "Agreement"                                            Preamble
          ---------
         "Allocation"                                           ss. 7.7(e)
          ----------
         "Arbiter"                                              ss. 3.2(d)
          -------
         "Assumed Liabilities"                                  ss. 2.4
          -------------------
         "Auction"                                              ss. 7.12(b)
          -------
         "Auction Date"                                         ss. 7.12(b)
          ------------
         "Auction Sale"                                         ss. 7.12(c)
          ------------
         "Audited Financial Statements"                         ss. 8.2(i)
          ----------------------------
         "Backup Bid"                                           ss. 7.12(a)(iii)
          ----------
         "Backup Bidder"                                        ss. 7.12(a)(iii)
          -------------
         "Balance Sheet"                                        ss. 5.6(a)
          -------------
         "Benchmark Working Capital Amount"                     ss. 3.2(e)
          --------------------------------
         "Bid Deadline"                                         ss. 7.12(a)(i)
          ------------
         "Buyer(s)"                                             Preamble
          --------
         "Buyers' Overlapping Assets"                           ss. 5.26
          --------------------------
         "Cash Price"                                           ss. 3.1
          ----------
         "Cause"                                                ss. 7.8(j)
          -----
         "Closing"                                              ss. 4.1
          -------
         "Closing Date"                                         ss. 4.1
          ------------
         "Cure Amount Ceiling"                                  ss. 2.6(b)
          -------------------
         "Cure Amount Payment"                                  ss. 2.6(b)
          -------------------

         Definition                                               Location
         ----------                                               --------

         "Cure Amounts"                                         ss. 2.6(b)
          ------------
         "Deposit"                                              ss. 7.12(a)(iii)
          -------
         "Disputed Items"                                       ss. 3.2(d)
          --------------
         "Employee Agreements"                                  ss. 7.8(i)
          -------------------
         "Environmental Permits"                                ss. 5.10(a)
          ---------------------
         "Escrowed Amount"                                      ss. 3.1
          ---------------
         "Estimated Accounts Payable Amount"                    ss. 3.2(a)
          ---------------------------------
         "Estimated Accounts Receivable Amount"                 ss. 3.2(a)
          ------------------------------------
         "Estimated Accounts Report"                            ss. 3.2(a)
          -------------------------
         "Estimated Foreign Corporation Closing Liabilities"    ss. 3.2(c)
          -------------------------------------------------
         "Estimated Inventory Amount"                           ss. 3.2(b)
          --------------------------
         "Estimated Working Capital Amount"                     ss. 3.2(c)
          --------------------------------
         "Excluded Assets"                                      ss. 2.3
          ---------------
         "Excluded Liabilities"                                 ss. 2.5
          --------------------
         "Expense Reimbursement"                                ss. 7.12(c)
          ---------------------
         "Final Working Capital Amount"                         ss. 3.2(d)
          ----------------------------
         "Financial Statements"                                 ss. 5.6(a)
          --------------------
         "Foreign Corporation Closing Liabilities"              ss. 3.2(c)
          ---------------------------------------
         "Foreign Corporation(s)"                               Recitals
          ----------------------
         "Foreign Corporation Employee"                         ss. 7.8(a)
          ----------------------------
         "Foreign Plans"                                        ss. 5.11(o)
          -------------
         "Insilco"                                              Preamble
          -------
         "Insilco Technologies Germany"                         Recitals
          ----------------------------
         "Insilco Technologies Germany Shares"                  ss. 5.4(a)
          -----------------------------------
         "Inventory"                                            ss. 2.2(a)
          ---------
         "Inventory Amount"                                     ss. 3.2(c)
          ----------------
         "Inventory Date"                                       ss. 3.2(b)
          --------------
         "Inventory Determination"                              ss. 3.2(b)
          -----------------------
         "ITI"                                                  Recitals
          ---
         "ITI Shares"                                           ss. 5.4(d)
          ----------
         "License Agreements"                                   ss. 5.17(b)
          ------------------
         "Marked Agreement"                                     ss. 7.12(a)(ii)
          ----------------
         "Material Agreements"                                  ss. 5.12
          -------------------
         "Operating Names"                                      ss. 5.25
          ---------------
         "Options"                                              ss. 5.9(b)
          -------
         "Overbid Procedures"                                   ss. 7.12
          ------------------
         "Overbids"                                             ss. 7.12(a)
          --------
         "Permits"                                              ss. 5.14(a)
          -------
         "Purchase Price"                                       ss. 3.1
          --------------
         "Purchased Assets"                                     ss. 2.2
          ----------------
         "Qualified Bid"                                        ss. 7.12(a)(ii)
          -------------
         "Regulatory Approvals"                                 ss. 7.6(a)
          --------------------
         "Resolution Period"                                    ss. 3.2(d)
          -----------------
         "Retained Employee"                                    ss. 7.8(a)
          -----------------

         Definition                                               Location
         ----------                                               --------

         "Retained Employee Payment Amount"                     ss. 7.8(j)
          --------------------------------
         "Seller(s)"                                            Preamble
          ---------
         "Sellers' Estimated Closing Report"                    ss. 3.2(c)
          ---------------------------------
         "Sellers' Overlapping Assets"                          ss. 5.26
          ---------------------------
         "Sellers' Retained Business"                           ss. 5.26
          --------------------------
         "Selling Subsidiary"                                   Preamble
          ------------------
         "Sempco"                                               Recitals
          ------
         "Sempco Shares"                                        ss. 5.4(e)
          -------------
         "Shares"                                               Recitals
          ------
         "Signal Dominicana"                                    Recitals
          -----------------
         "Signal Dominicana Shares"                             ss. 5.4(f)
          ------------------------
         "Signal Transformer Mexico"                            Recitals
          -------------------------
         "Signal Transformer Mexico Shares"                     ss. 5.4(g)
          --------------------------------
         "Stewart Connector Mexico"                             Recitals
          ------------------------
         "Stewart Connector Mexico Shares"                      ss. 5.4(c)
          -------------------------------
         "Successful Bid"                                       ss. 7.12(a)(iii)
          --------------
         "Successful Bidder"                                    ss. 7.12(a)(iii)
          -----------------
         "Termination Date"                                     ss. 9.1(h)
          ----------------
         "Third-Party Sale"                                     ss. 9.1(f)
          ----------------
         "Top East"                                             Recitals
          --------
         "Top East Shares"                                      ss. 5.4(b)
          ---------------
         "Topping Fee"                                          ss. 7.12(c)
          -----------
         "Transfer Taxes"                                       ss. 7.7(b)
          --------------
         "Transferable Permits"                                 ss. 2.2(f)
          --------------------
         "Transferred Employee"                                 ss. 7.8(a)
          --------------------
         "Unaudited Annual Financial Statements"                ss. 5.6(a)
          -------------------------------------
         "WARN Notices"                                         ss. 7.8(e)
          ------------
         "WC Objection"                                         ss. 3.2(d)
          ------------
         "Welfare Plan"                                         ss. 5.11(j)
          ------------

         Section 1.2 Construction. The terms "hereby," "hereto," "hereunder" and any similar terms as used in this Agreement, refer to this Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The term "including", when used herein without the qualifier, "without limitation," shall mean "including, without limitation." Wherever in this Agreement the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The word "or" shall not be construed to be exclusive. Provisions shall apply, when appropriate, to successive events and transactions. All references to "$" are to United States Dollars.

                                   ARTICLE II
                                PURCHASE AND SALE

         Section 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions contained in this Agreement (including the entry of the Approval Order), at the Closing, the Sellers shall sell the Shares to the Buyers, and the Buyers shall, by payment of the Purchase Price, purchase and acquire the Shares from the Sellers, free and clear of all Encumbrances.

         Section 2.2 Purchase and Sale of Assets. Except for the Excluded Assets, upon the terms and subject to the conditions contained in this Agreement (including the entry of the Approval Order), at the Closing, the Sellers shall sell, assign, convey, transfer and deliver to the Buyers, and the Buyers shall, by payment of the Purchase Price, purchase and acquire from the Sellers, free and clear of all Encumbrances (except for Closing Encumbrances), all of the right, title and interest that the Sellers possess as of the Closing in, to and under the real, personal, tangible and intangible property and assets of every kind and description, wherever located, used, developed for use or intended for use primarily in the conduct of the Business and related thereto and all other assets of the Sellers related to the Business unless specifically excluded in
Section 2.3 (collectively, the "Purchased Assets"). Without limiting the effect of the foregoing, the parties hereto acknowledge and agree that the Purchased Assets shall include all right, title and interest of the Sellers in, to and under all of the following assets primarily relating to the Business (except the Excluded Assets):

                 (a) all raw materials, work in process, finished goods and packaging materials, samples and other materials generally included in the inventory of the Business in accordance with U.S. GAAP (the "Inventory");

                 (b) all equipment;

                 (c) all machinery, vehicles, furniture and other tangible personal property;

                 (d) all of the Accounts Receivable outstanding as of the Closing Date;

                 (e) the Assumed Agreements, in each case, to the extent the same are assignable as "executory contracts" under Section 365 of the Bankruptcy Code or to the extent assignment is consented to by the third party or third parties to such agreements, if required, including any and all deposits and letters of credit related to any such Assumed Agreements;

                 (f) the Permits, in each case, to the extent the same are assignable (the "Transferable Permits");

                 (g) to the extent assignable as "executory contracts" under
         Section 365 of the Bankruptcy Code or to the extent assignment is consented to by the third party or third parties to such agreements, if required, all License Agreements and all confidentiality, noncompete, non-disparagement or nondisclosure agreements executed by vendors, suppliers or employees of the Sellers or other third parties, in each case, primarily relating to the Business;

                 (h) originals or copies of all Employee Records of the Sellers in respect of employees of the Business who become Transferred Employees or who are employees of the Foreign Corporations;

                 (i) except as set forth on Schedule 2.3(d) of the Disclosure Schedule and subject to Section 2.3(d), all of the rights, claims or causes of action of the Sellers against any third party primarily related to the Purchased Assets, the operation of the Business or the Assumed Liabilities or Assumed Agreements arising out of transactions occurring prior to the Closing Date, except where such rights, claims or causes of action relate to Excluded Liabilities; to the extent such rights, claims or causes of action relate to both Assumed Liabilities and Excluded Liabilities, the Buyers and the Sellers shall share such rights, claims or causes of action in the same proportion as their respective liabilities bear to the total liability relating to those rights, claims or causes of action;

                 (j) to the extent assignable under Section 365 of the Bankruptcy Code, all Intellectual Property, together with all related income, royalties, damages and payments due or payable at the Closing or thereafter (including damages and payments for past or future infringements or misappropriations thereof), the right to sue and recover for past infringements or misappropriations thereof, any and all corresponding rights that, now or hereafter, may be secured throughout the world and all copies and tangible embodiments of any such Intellectual Property;

                 (k) (i) to the extent assignable under Section 365 of the Bankruptcy Code or to the extent consented to by the insurance providers, if required, the rights of the Sellers pertaining primarily to the Business under those insurance policies which primarily cover risks covering the Business or the Purchased Assets, together with any rights to insurance proceeds from any insurance policies owned by the Sellers and pertaining primarily to the Business, other than insurance proceeds from insurance policies for workers' compensation, director and officer liability and fiduciary liability; provided that to the extent that the rights to such insurance proceeds relate to a claim against the Sellers that is not an Assumed Liability and is not a Liability of the Foreign Corporations, the Sellers shall retain the rights to such insurance proceeds and the Sellers shall not transfer the rights to such insurance proceeds to the Buyers and (ii) any proceeds from any insurance policies relating to claims arising after the date hereof relating to the business of the Foreign Corporations;

                 (l) all rights under all accounts of the customers of the Business which, at the Closing Date, are users of any of the services or purchasers of any of the products provided by the Sellers in the operation of the Business, including all rights under any contracts or agreements relating to such accounts to the extent such contracts or agreements are assignable as "executory contracts" under Section 365 of the Bankruptcy Code or to the extent consented to by the third party or third parties to such contracts or agreements;

                 (m) all evidences of indebtedness or other interests issued by any Person other than any Seller Party or any Affiliate thereof and owned by any of the Sellers primarily in connection with the Business;

                 (n) the Owned Real Property;

                 (o) all (i) brochures, catalogues, literature, forms, advertising materials and media primarily relating to the Business which are located at the Business Real Properties and (ii) sales data, mailing lists and the content on the Sellers' respective websites primarily used in the Business;

                 (p) to the extent transferable, all rights of the Sellers in and to all telephone, telefax and data numbers primarily used in the Business;

                 (q) the full benefit of all warranties, warranty rights, performance bonds and indemnities (except for indemnities related to any litigation that the Seller Parties are involved in) which apply to any of the Purchased Assets;

                 (r) all rights of the Sellers in products in development primarily used in or relating to the Business;

                 (s) all rights of the Sellers under any purchase orders for products or merchandise to be sold by the Sellers in respect of the Business which arise in the ordinary course of business to the extent outstanding as of the Closing Date;

                 (t) all of the Sellers' rights to easements, rights of way, variances, conditional uses, nonconforming uses, servitudes, leases, licenses, privileges and options, which rights are primarily used, held by or relating or appurtenant to the Business, the Business Real Properties or any real estate lease primarily relating to the Business to which any of the Sellers is a party (provided such real estate lease is within the definition of the phrase "executory contracts" as defined under Section 365 of the Bankruptcy Code), in each case, to the extent that such rights are transferable;

                 (u) (i) all security deposits and other forms of security for the performance of any agreements which constitute a portion of the Purchased Assets, (ii) all refundable security deposits and prepaid expenses relating to the Purchased Assets and (iii) any sums deposited, escrowed or otherwise set aside by or on behalf of any Seller Party in compliance with Law as a result of or in connection with any Assumed Liability;

                 (v) any Tax refund payable to or paid to any Foreign Corporation after the date hereof;

                 (w) all system passwords, resets, encryption technology, archives, log files, engineering designs, software agreements, software configurations, source codes and object codes maintained by the Sellers primarily relating to the Business; and

                 (x) all other assets owned by the Sellers and related primarily to the Business, whether or not reflected on the books and records of any of the Seller Parties, all books, records, ledgers, data and information, files, documents and correspondence primarily relating to the Business, all regulatory filings primarily relating to the rates and services provided by the Sellers in connection with the operation of the Business, all general, financial and accounting records, sales correspondence, customer lists, credit and sales records, purchasing records, data processing records, copies of all documents and records primarily relating to the Purchased Assets, outstanding or uncollected sales orders and sales order log books, correspondence records with respect to customers and supply sources, and all papers primarily relating to, or necessary to the conduct of, the Business, including drawings, engineering, manufacturing and assembly information, operating and training manuals, manuals and data, catalogs, quotations, bids, sales and promotional materials, research and development records, prototypes and models, lists of present and former suppliers, customer credit information, customers' pricing information, plans, studies and analyses, whether prepared by any of the Seller Parties or a third party, primarily relating to the Business.

         Section 2.3 Excluded Assets. Notwithstanding any provision herein to the contrary, the Sellers shall not sell, convey, assign, transfer or deliver to the Buyers, and the Buyers shall not purchase, and the Purchased Assets shall not include, the Sellers' right, title and interest in and to the following assets of the Sellers (the "Excluded Assets"):

                 (a) cash (including all cash residing in any collateral cash account securing any obligation or contingent obligation of the Sellers), cash equivalents and bank deposits, subject to the Buyers' rights under Section 2.2(u) and Section 2.2(v), and any amount of indebtedness for borrowed money owed by an Affiliate of any Seller to any Seller Party;

                 (b) any equity interests held by the Sellers other than the Shares;

                 (c) rights to (i) any Tax refunds relating to the Business or the Purchased Assets that are attributable to any Pre-Closing Tax Period, whether such refund is received as a payment or as a credit against future Taxes and (ii) any net operating losses relating to the Business or the Purchased Assets; provided, however, that any Tax refund that is payable to or paid to any Foreign Corporation after the date hereof and any net operating loss carryforward usable by any Foreign Corporation shall not be deemed an Excluded Asset.

                 (d) the Sellers' claims, causes of action, choses in action and rights of recovery pursuant to Sections 544 through 550 and Section 553 of the Bankruptcy Code, any other avoidance actions under any other applicable provisions of the Bankruptcy Code and the claims, causes of action, choses in action and rights of recovery set forth on Schedule 2.3(d) of the Disclosure Schedule;

                 (e) subject to Section 7.2(c), the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of the Sellers as corporations, and, except as contemplated by Section 2.2(x), any books, records or the like of the Sellers;

                 (f) all of the assets set forth on Schedule 2.3(f) of the Disclosure Schedule;

                 (g) the "Insilco" name, or any names similar thereto, or logos, trade names, service marks or Trademarks related thereto;

                 (h) all of the agreements to which any of the Seller Parties is a party which are not Assumed Agreements or License Agreements and any and all customer deposits, customer advances and credits and security deposits related to any such agreements which are not Assumed Agreements or License Agreements;

                 (i) the rights of the Sellers under this Agreement and the Ancillary Agreements;

              (j) all of the real, personal, tangible or intangible property (including Intellectual Property) or assets owned by the Excluded Subsidiaries except to the extent that such property or assets primarily relate to the Business;

                 (k) any and all assets of any Seller or an Affiliate of any Seller primarily related to the custom assemblies or precision stampings business segments operated by Insilco and its Subsidiaries, including, without limitation, Sellers' Overlapping Assets;

                 (l) any and all amounts or other obligations owing to any Seller Party by Insilco Holding Co. or any Affiliate of Insilco Holding Co.;

                 (m) any and all prepaid workers' compensation premiums (other than with respect to individuals who become Transferred Employees or who are employees of the Foreign Corporations);

                 (n) claims against current or former directors, officers or other employees of, or agents, accountants or other advisors of or to, the Sellers;

                 (o) all Employee Records in respect of employees of the Business who do not become Transferred Employees and who are not employees of the Foreign Corporations; and

                 (p) any insurance policies and proceeds not included as Purchased Assets pursuant to Section 2.2(k).

         Section 2.4 Assumed Liabilities. Except for the Excluded Liabilities, upon the terms and subject to the satisfaction of the conditions contained in this Agreement (and subject to the entry of the Approval Order), on the Closing Date, the Buyers shall execute and deliver to the Sellers the Assumption Agreement pursuant to which the Buyers shall assume and agree to pay, perform and discharge when due the following liabilities and obligations of the Sellers (the "Assumed Liabilities"), in accordance with the respective terms and subject to the respective conditions thereof:

                 (a) liabilities and obligations of the Sellers under the Assumed Agreements, the License Agreements (to the extent assigned) and the Transferable Permits in accordance with the terms thereof for periods occurring after the Closing Date;

                 (b) the liabilities and obligations relating to (i) any customer deposits and customer advances and credits, (ii) the security deposits and (iii) letters of credit or similar instruments securing customer deposits, advances or credits, in all such cases only with respect to customer accounts which are assigned to the Buyers and only with respect to dollar amounts (if they exceed $25,000 in the aggregate) disclosed to the Buyers within two (2) Business Days prior to the Closing; provided, however, that to the extent that such liabilities and obligations exceed $25,000 in the aggregate, then such liabilities and obligations in excess of $25,000 in the aggregate shall be assumed by the Buyers only to the extent that the Cash Price is reduced, prior to the consummation of the Closing, by such excess amount;

                 (c) liabilities and obligations assumed by, or allocated to, the Buyers pursuant to Section 7.7;

                 (d) all of the liabilities and obligations of the Sellers allocated to the Buyers pursuant to Section 7.8;

                 (e) all of the Accounts Payable other than the Accounts Payable of the Foreign Corporations (it being agreed that the Accounts Payable of the Foreign Corporations shall continue to be the obligations of the Foreign Corporations after the Closing and not obligations of the Sellers) ; and

                 (f) all liabilities and obligations related to the Purchased Assets, the Shares or the Business arising from any actions or omissions occurring after the Closing Date.

         Section 2.5 Excluded Liabilities. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, THE BUYERS SHALL NOT ASSUME OR BE OBLIGATED TO PAY, PERFORM OR DISCHARGE ANY LIABILITIES OR OBLIGATIONS OF THE SELLERS OTHER THAN THE ASSUMED LIABILITIES (ALL LIABILITIES AND OBLIGATIONS OTHER THAN THE ASSUMED LIABILITIES ARE REFERRED TO HEREIN AS THE "EXCLUDED LIABILITIES"). The Excluded Liabilities include (a) all liabilities that the Sellers may have with respect to the underfunding of any Employee Plan relating to the Business, (b) all guarantees by any Seller of the Liabilities of Insilco or any of its Affiliates other than as specified in Section 7.17 and (c) all Taxes of the Sellers attributable to the Purchased Assets and the Business with respect to any Pre-Closing Tax Period, provided that, for this purpose, with respect to any such Taxes that are payable with respect to a taxable period that begins before the Closing Date and that ends after the Closing Date (but excluding for the avoidance of doubt, any Taxes referred to and governed by Section 7.7(b)), the portion of such Taxes allocable to the portion of such taxable period ending on the Closing Date shall be considered to equal the amount of such Taxes for such taxable period, multiplied by a fraction, the numerator of which of which is the number of days in the portion of such taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period.

         Section 2.6 Assumption of Certain Leases and Other Contracts. The Approval Order shall provide for the assumption by the Sellers and assignment to the Buyers, effective upon the Closing, of the Assumed Agreements on the following terms and conditions:

                 (a) At the Closing, the Sellers shall assume and assign to the Buyers the Assumed Agreements. The Assumed Agreements are listed on Exhibit A hereto. Simultaneously with delivery of cure amount notices (in accordance with the terms of the Bid Procedures

         Order) to the other party or parties to the Assumed Agreements, Sellers shall deliver a copy of such cure amount notices to Buyers (such notices to include the estimated amounts necessary to cure monetary and non-monetary defaults, if any, under each of such Assumed Agreements as determined by the Sellers based on the Sellers' books and records, the date of the Assumed Agreement (if available), the other party or parties to the Assumed Agreement and the address of such party or parties, as the case may be). From and after the date hereof until three (3) Business Days prior to the commencement of the Sale Hearing, the Sellers shall make such additions and deletions to the list of the Assumed Agreements as the Buyers shall request and the Sellers shall give prompt notice of any such addition or deletion to the respective counsels to the Prepetition Agent and the Creditors' Committee, and to the third parties to each such executory contract added to or deleted from the list of the Assumed Agreements.

                 (b) If Insilco advises the Buyers at or prior to the Closing Date that there exists on the Closing Date any defaults under the Assumed Agreements, the Buyers shall be responsible for (i) the first $150,000 (the "Cure Amount Ceiling") of Cure Amounts (as defined below) associated with personal property leases and/or real estate leases constituting Assumed Agreements and (ii) all other Cure Amounts under all other Assumed Agreements. At the Closing, the Buyers shall provide funds to the Sellers (by wire transfer of immediately available U.S. funds) in an amount equal to (i) with respect to the Assumed Agreements which are personal property leases and/or real estate leases, the lesser of the aggregate Cure Amounts for such Assumed Agreements and the Cure Amount Ceiling plus (ii) with respect to all other Assumed Agreements, the aggregate Cure Amounts for such Assumed Agreements (the aggregate amount of clauses (i) and (ii) being the "Cure Amount Payment"). Promptly (and in any event by the end of the next Business
         Day) upon receipt by the Sellers of the Cure Amount Payment and the Purchase Price at the Closing, the Sellers shall pay all Cure Amounts for all Assumed Agreements. The Sellers, jointly and severally, shall be responsible for paying all Cure Amounts and shall pay such Cure Amounts from, and promptly (and in any event, by the end of the next Business Day) upon receipt of, such funds and the Purchase Price. For purposes of this Agreement, "Cure Amount" means any and all amounts to be cured pursuant to Section 365(a) of the Bankruptcy Code as a condition to the assumption and assignment of such Assumed Agreements.

                 (c) The Buyers shall be solely responsible for any and all costs and expenses necessary in connection with providing adequate assurance of future performance, i.e., for periods after the Closing Date, with respect to any of the Assumed Agreements under Section 365 of the Bankruptcy Code.

                 (d) In addition to the payment of the Purchase Price and the payment of the Cure Amounts and expenses referred to in clause (c) above, on the Closing Date, the Buyers shall reimburse the Sellers in cash and in full for any and all postpetition deposits, advances, credits and security deposits and replace any letters of credit, in all such cases, related to any agreements of the Sellers with third parties transferred to the Buyers pursuant to Section 2.2; provided, however, the Buyers shall not be obligated to reimburse the Sellers for any postpetition deposits, advances, credits and security deposits or be obligated to replace any postpetition letters of credit in the event that, prior to the Closing Date, (i) the Sellers fail to provide the Buyers with copies of written postpetition correspondence which evidences that a third party required the Sellers to provide such third party with such deposit, advance, credit, security deposit or letter of credit, (ii) the Sellers fail to provide the Buyers written evidence that the Sellers delivered such deposit, advance, credit, security deposit or secured a letter of credit to/on behalf of such third party or (iii) the Buyers make a reasonable good faith determination that (y) the Buyers will not be entitled to the return of, recover or otherwise use for their benefit any such deposit, advance, credit or security deposit and/or (z) the Buyers will be required to secure a replacement letter of credit, as applicable.

                                   ARTICLE III
                                 PURCHASE PRICE

         Section 3.1 Purchase Price. In consideration for the Shares and the Purchased Assets, and subject to the terms and conditions of this Agreement and the entry of the Approval Order, at the Closing the Buyers shall (a) assume the Assumed Liabilities as provided in Section 2.4, (b) pay one million dollars ($1,000,000) to the Escrow Agent to be held and disbursed pursuant to the terms of the Escrow Agreement (the "Escrowed Amount"), (c) pay to the Sellers (in immediately available funds, by wire transfer to an account or accounts designated by Insilco) the Cure Amount Payment and (d) pay to the Sellers, in immediately available funds, by wire transfer to an account or accounts designated by Insilco, an amount in cash equal to thirty five million dollars ($35,000,000) less the Escrowed Amount (the "Cash Price"). The sum of the Cure Amount Payment, the Escrowed Amount and the Cash Price, as same may be adjusted
(i) downward pursuant to Section 2.4(b), (ii) upward pursuant to Section 2.6(d) and (iii) upward or downward pursuant to Section 3.2, is referred to herein as the "Purchase Price."

         Section 3.2 Purchase Price Adjustment. (a) Delivery of Estimated Accounts Report. At least two (2) Business Days prior to the Closing, the Sellers shall deliver to the Buyers a report reflecting the Sellers' good faith estimate of all of the Accounts Receivable and the Accounts Payable as of the Closing Date (the "Estimated Accounts Report"). The Estimated Accounts Report shall (i) identify the dollar amount of each Account Receivable and Account Payable, (ii) identify the entity to which each Account Receivable and Account Payable pertains, (iii) exclude Accounts Receivable and Accounts Payable due to any of the Sellers from any of the other Seller Parties or from any Affiliate of any of the Sellers and (iv) include an aging schedule for each Account Receivable reflecting, as of the Closing Date, the aggregate amount of the Accounts Receivable outstanding that: (A) would not be past due; (B) would be past due 30 days or less; (C) would be past due more than 30 days but less than or equal to 60 days; and (D) would be past due more than 60 days. The aggregate dollar value of the Accounts Receivable and Accounts Payable evidenced on the Estimated Accounts Report shall be determined in a manner consistent with U.S. GAAP and the determination of the value of Accounts Receivable and Accounts Payable in the Financial Statements and shall be referred to herein as the "Estimated Accounts Receivable Amount" and the "Estimated Accounts Payable Amount", as applicable.

                 (b) Taking of Inventory; Inventory Report. Prior to the date hereof, the Buyers' accountants and Insilco's accountants have taken a joint physical inventory of the Inventory, wherever located (the "Inventory Determination"). Prior to Closing, Insilco shall update the Inventory Determination through a date as near to the Closing Date as practicable (the "Inventory Date"), through application of methodologies and procedures consistent with the Sellers' past practices of inventory determination utilized in the preparation of the Financial Statements. The Sellers shall prepare a report setting forth the aggregate value of the Inventory of the Business as of the Inventory Date (the "Estimated Inventory Amount"), determined in accordance with the procedures set forth above.

                 (c) Closing Report. On the second (2nd) Business Day prior to the Closing, the Sellers shall deliver to the Buyers a report ("Sellers' Estimated Closing Report") which identifies (i) the Estimated Accounts Receivable Amount, (ii) the Estimated Inventory Amount, (iii) the Estimated Accounts Payable Amount and (iv) the Sellers' estimate of all Liabilities of the Foreign Corporations (other than Accounts Payable and Liabilities for Taxes) as of the Closing Date but only to the extent that such Liabilities are required to be reflected on a balance sheet prepared in accordance with U.S. GAAP and in a manner consistent with the preparation of the Financial Statements (the "Estimated Foreign Corporation Closing Liabilities"). Within five
         (5) Business Days after the Closing, the Sellers shall, working in cooperation with the Buyers, deliver a report (the "Sellers' Closing Report") which identifies (i) the dollar value of all Accounts Receivable (the "Accounts Receivable Amount") and Accounts Payable (the "Accounts Payable Amount") as of the Closing Date, determined using the procedures and methodologies set forth in Section 3.2(a), (ii) the value of the Inventory of the Business as of the Closing Date, determined using the methodologies and procedures set forth in Section 3.2(b) (the "Inventory Amount") and (iii) all Liabilities of the Foreign Corporations (other than Accounts Payable and Liabilities for Taxes) as of the Closing Date, but only to the extent that such Liabilities are required to be reflected on a balance sheet prepared in accordance with U.S. GAAP and in a manner consistent with the preparation of the Financial Statements (the "Foreign Corporation Closing Liabilities"). The sum of the Accounts Receivable Amount plus the Inventory Amount, less the Accounts Payable Amount and less the Foreign Corporation Closing Liabilities, in each case as set forth in the Sellers' Closing Report, shall be referred to herein as the "Estimated Working Capital Amount."

                 (d) Disputes. Concurrent with the delivery of the Sellers' Closing Report and until such time as all disputes are resolved pursuant to this Section 3.2(d), the Sellers shall deliver to the Buyers such back-up information as the Buyers' Representatives shall reasonably request in order to review the calculation of the Accounts Receivable Amount, the Inventory Amount, the Accounts Payable Amount and the Foreign Corporation Closing Liabilities. In the event that the Buyers believe that the Sellers' Closing Report overstates or understates the Accounts Receivable Amount, the Inventory Amount, the Accounts Payable Amount and/or the Foreign Corporation Closing Liabilities, the Buyers shall, within ten (10) Business Days after the Buyers' receipt of the Sellers' Closing Report, advise Insilco in writing of any objections that the Buyers may have with respect to the Sellers' Closing Report (any such objection shall (x) be set forth in reasonable detail, (y) include supporting calculations and documentation and (z) propose an adjustment to the Estimated Working Capital Amount) (a "WC Objection"); provided, however, that the Buyers shall not object to the Inventory Amount based upon the methodologies and procedures utilized in determining the Inventory Amount, provided that such methodologies and procedures are consistent with the Sellers' past practices of inventory determination utilized in the preparation of the Financial Statements. In the event that the Buyers fail to deliver to

         Insilco a WC Objection within such ten (10) Business Day period, the Buyers shall be deemed to have accepted and consented to the calculations and determinations made in the Sellers' Closing Report and the calculation of the Estimated Working Capital Amount contained in the Sellers' Closing Report shall be deemed to be the "Final Working Capital Amount." In the event that the Buyers deliver a WC Objection within ten (10) Business Days after the Buyers' receipt of the Sellers' Closing Report, the Buyers and Insilco shall utilize commercially reasonable efforts to try to resolve the objections set forth in the WC Objection (the "Disputed Items") within ten (10) Business Days of Insilco's receipt of a WC Objection (the "Resolution Period"). If the Buyers and Insilco are unable to resolve the Buyers' objections within the Resolution Period, Insilco and the Buyers shall refer the Disputed Items to the New York office of BDO Siedman or, if such firm is unwilling or unable to serve, the Buyers and Insilco shall engage another mutually acceptable accounting firm (BDO Siedman or such other firm, the "Arbiter"), in either case within five (5) Business Days of the end of the Resolution Period, to determine how the Disputed Items should be resolved. The Buyers and Insilco shall use reasonable efforts to cause the Arbiter, within ten (10) Business Days after it is selected, to (y) resolve all of the Disputed Items, based solely upon the provisions of this Agreement, such data as the Arbiter shall request from the Buyers and Insilco and the presentations by the Buyers, Insilco and their respective representatives, and not by independent review, and (z) re-calculate the Estimated Working Capital Amount by giving effect to the Arbiter's resolution of the Disputed Items. In resolving any Disputed Item, the Arbiter: (x) shall limit its review to matters specifically set forth in the WC Objection; (y) shall further limit its review to whether the calculations are mathematically accurate and have been prepared in accordance with the provisions of this Agreement; and (z) shall not assign a value to any item greater than the greatest value for such item claimed by a party hereto or less than the smallest value for such item claimed by a party hereto. The calculation by Insilco and the Buyers or by the Arbiter, as the case may be, of the Accounts Receivable Amount plus the Inventory Amount minus the Accounts Payable Amount and minus the Foreign Corporation Closing Liabilities in accordance with this Section 3.2(d) shall be final, conclusive and binding and shall serve as the "Final Working Capital Amount." The fees and expenses of the Arbiter shall be shared equally between the Buyers and Insilco, with Insilco's obligations to be satisfied from the Escrowed Amount pursuant to the terms of the Escrow Agreement.

                 (e) Purchase Price Adjustment. On the third (3rd) Business Day following the date on which the Final Working Capital Amount is determined, the Purchase Price shall be adjusted as follows: in the event that (i) the Final Working Capital Amount is greater than $24,057,000 (the "Benchmark Working Capital Amount"), the Purchase Price shall be increased, on a dollar for dollar basis, in an amount equal to the lesser of (y) one million dollars ($1,000,000) and (z) the difference between the Final Working Capital Amount and the Benchmark Working Capital Amount and the Buyers shall deliver such lesser amount to the Sellers by wire transfer to one or more accounts designated by Insilco or (ii) the Final Working Capital Amount is less than the Benchmark Working Capital Amount, the Purchase Price shall be reduced, on a dollar for dollar basis, in an amount equal to the lesser of (y) one million dollars ($1,000,000) and (z) the difference between the Benchmark Working Capital Amount and the Final Working Capital Amount and the Buyers shall be entitled to receive from the Escrowed Amount, pursuant to the Escrow Agreement, an amount equal to such lesser amount; provided, however, (A) if such lesser amount exceeds the funds available for distribution pursuant to the Escrow Agreement then the Buyers shall be entitled to receive only such available funds (and the

         Sellers shall not be obligated to the Buyers for any amount in excess of such available funds) and (B) if such lesser amount is less than such available funds, then after payment to the Buyers of such lesser amount pursuant to this Agreement and the Escrow Agreement any remaining balance of such available funds shall be immediately transferred to the Sellers.

                                   ARTICLE IV
                                   THE CLOSING

         Section 4.1 Time and Place of Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VIII of this Agreement, the closing of the sale of the Shares and the Purchased Assets and the assumption of the Assumed Liabilities and Assumed Agreements contemplated by this Agreement (the "Closing") shall take place at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M. (local time) no later than the fifth (5th) Business Day following the date on which the conditions set forth in such Article VIII have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived in writing, or at such other place or time as the Buyers and Sellers may mutually agree. The date and time at which the Closing actually occurs is hereinafter referred to as the "Closing Date."

         Section 4.2 Deliveries by the Sellers. At or prior to the Closing, the Sellers shall deliver the following to the Buyers:

                 (a) stock certificates or similar instruments evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, and with all required stock transfer tax stamps affixed;

                 (b) the Bill of Sale, duly executed by the Sellers and all such other instruments of assignment or conveyance as shall be reasonably necessary to transfer to the Buyers all of the Sellers' right, title and interest in, to and under all of the Purchased Assets and the Shares, in accordance with this Agreement, in each case duly executed by the Sellers;

                 (c) all consents, waivers or approvals obtained by the Sellers with respect to the Purchased Assets, the transfer of the Transferable Permits and the consummation of the transactions required in connection with the sale of the Purchased Assets contemplated by this Agreement, to the extent specifically required hereunder;

                 (d) the certificate contemplated by Section 8.2(b);

                 (e) the Assumption Agreement, duly executed by the Sellers;

                 (f) the Intellectual Property Assignment, duly executed by the Sellers;

                 (g) the Non-Competition Agreement, duly executed by the Sellers;

                 (h) the Escrow Agreement, duly executed by the Sellers;

                 (i) certified copies of the Certificate of Incorporation and the Bylaws (or similar governing documents) of each of the Sellers, each as in effect as of the Closing;

                 (j) certified copies of the resolutions duly adopted by the board of directors of each of the Sellers authorizing the execution, delivery and performance of this Agreement and each of the other transactions contemplated hereby;

                 (k) deeds and other necessary documents of conveyance (as customarily utilized in the sale of commercial real property in the states where each Owned Real Property is located) evidencing the conveyance of each Owned Real Property to the Buyers;

                 (l) the Share Transfer and Assignment Agreement, duly executed on behalf of the shareholder of Insilco Technologies Germany before a German or Swiss Notary Public; and

                 (m) all such other agreements, documents, instruments and writing as are required to be delivered by Sellers at or prior to the Closing Date pursuant to this Agreement.

         Section 4.3 Deliveries by the Buyers. At or prior to the Closing, the Buyers shall deliver the following:

                 (a) to the Sellers, an amount of cash equal to the Cash Price less all amounts required by Section 2.4(b) plus all amounts required by Section 2.6(d), by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

                 (b) to the Sellers, an amount of cash equal to the Cure Amount Payment, by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

                 (c) to the Sellers, an amount of cash equal to the Retained Employee Payment Amount, by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

                 (d) to the Escrow Agent, an amount of cash equal to the Escrowed Amount;

                 (e) to Insilco, certified copies of the Certificate of Incorporation and the Bylaws (or similar governing documents) of each of the Buyers, each as in effect as of the Closing;

                 (f) to Insilco, certified copies of the resolutions duly adopted by the board of directors of each of the Buyers authorizing the execution, delivery and performance of this Agreement and each of the other transactions contemplated hereby;

                 (g) to Insilco, the Assumption Agreement, duly executed by the Buyers;

                 (h) to Insilco, the Escrow Agreement, duly executed by the Buyers;

                 (i) to Insilco, the Intellectual Property Assignment, duly executed by the Buyers;


                                      xxiii

                 (j) to Insilco, the Share Transfer and Assignment Agreement, duly executed on behalf of one of the Buyers before a German or Swiss Notary Public;

                 (k) to Insilco, the certificate contemplated by Section 8.3(b);

                 (l) to Insilco, all such other instruments of assumption as shall be reasonably necessary for the Buyers to assume the Assumed Liabilities in accordance with this Agreement; and

                 (m) all such other agreements, documents, instruments and writings as are required to be delivered by the Buyers at or prior to the Closing Date pursuant to this Agreement.

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERs

         The Buyers specifically acknowledge and agree to the following with respect to the representations and warranties of the Sellers:

                  A. The Buyers have conducted their own due diligence investigations of the Business.

                  B. Except when the context otherwise requires, the Sellers make no representations or warranties in this Article V with respect to the Excluded Assets or the Excluded Liabilities.

         As an inducement to the Buyers to enter into this Agreement and to consummate the transactions contemplated hereby, the Sellers, jointly and severally, represent and warrant to the Buyers as follows:

         Section 5.1 Organiz ation; Qualification of the Sellers. Each Seller
(a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease, and operate the Purchased Assets and to carry on the Business as is now being conducted except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect and (b) as related to the operation of the Business, is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in those jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect. Each Seller has heretofore furnished to the Buyers complete and correct copies of the certificates of incorporation and by-laws or similar organizational documents of each Seller as presently in effect. None of the Business has been conducted by or from any of the Excluded Subsidiaries since June 2001.

         Section 5.2 Authority Relative to this Agreement. Each Seller has all corporate power and, upon entry and effectiveness of the Approval Order, will have all corporate authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other similar governing body of each Seller and no other corporate proceedings on the part of any Seller is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Seller, and assuming that this Agreement constitutes a valid and binding agreement of the Buyers, and subject to the entry and effectiveness of the Approval Order, constitutes a valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         Section 5.3 Organization, Authority and Qualification of the Foreign Corporations. (a) Each Foreign Corporation is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted, except to the extent that the failure to be in good standing would not materially adversely affect the ability of the Foreign Corporations to conduct the Business or otherwise have a Material Adverse Effect. Each Foreign Corporation is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of the Business makes such licensing or qualification necessary or desirable, except to the extent that the failure to be so licensed or qualified and in good standing would not materially adversely affect the ability of the Foreign Corporations to conduct the Business or otherwise have a Material Adverse Effect. True and correct copies of the Certificate of Incorporation and By-laws (or the equivalent thereof) of each Foreign Corporation have been delivered by the Seller Parties to the Buyer.

                 (b) No Foreign Corporation has guaranteed the Liabilities of any Affiliate of Insilco other than another Foreign Corporation.

         Section 5.4 Capitalization; Ownership of Shares. (a) The authorized capital stock of Insilco Technologies Germany consists of the following: 60,000 shares of common stock, 1 Euro par value per share (the "Insilco Technologies Germany Shares"). As of the date hereof, one (1) Insilco Technologies Germany Share is issued and outstanding, which is validly issued, fully paid and nonassessable and was not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Insilco Technologies Germany Shares or obligating any Seller Party or Insilco Technologies Germany to issue or sell any Insilco Technologies Germany Shares, or any other interest in, Insilco Technologies Germany. There are no outstanding contractual obligations of Insilco Technologies Germany to repurchase, redeem or otherwise acquire any Insilco Technologies Germany] Shares. The Insilco Technologies Germany Shares constitute all the issued and outstanding capital stock of Insilco Technologies Germany and are owned of record and beneficially by Stewart Connector Systems, Inc. free and clear of all Encumbrances, except as set forth in Schedule 5.4(a) of the Disclosure Schedule. Except as set forth on Schedule 5.4(a) of the Disclosure Schedule, after December 31, 1997 Insilco Technologies Germany has never declared, issued or otherwise made any capital repayments nor has Insilco

Technologies Germany had a hidden profit distribution asserted against it. Upon consummation of the transactions contemplated by this Agreement and registration of the Insilco Technologies Germany Shares in the name of the Buyers in the stock records of Insilco Technologies Germany, assuming Buyers shall have purchased the Insilco Technologies Germany Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Insilco Technologies Germany free and clear of all Encumbrances.

                 (b) The authorized capital stock of Top East consists of the following: 10,000 shares of common stock, HK$1.00 par value per share (the "Top East Shares"). As of the date hereof, 10,000 Top East Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Top East Shares or obligating any Seller Party or Top East to issue or sell any Top East Shares, or any other interest in, Top East. There are no outstanding contractual obligations of Top East to repurchase, redeem or otherwise acquire any Top East Shares. The Top East Shares constitute all the issued and outstanding capital stock of Top East and are owned of record and beneficially by InNet Technologies, Inc. free and clear of all Encumbrances, except as set forth in Schedule 5.4(b) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Top East Shares in the name of the Buyers in the stock records of Top East, assuming Buyers shall have purchased the Top East Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Top East free and clear of all Encumbrances.

                 (c) The authorized capital stock of Stewart Connector Mexico consists of the following: 500 shares of common stock, 100 pesos par value per share (the "Stewart Connector Mexico Shares"). As of the date hereof, 500 Stewart Connector Mexico Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Stewart Connector Mexico Shares or obligating any Seller Party or Stewart Connector Mexico to issue or sell any Stewart Connector Mexico Shares, or any other interest in, Stewart Connector Mexico. There are no outstanding contractual obligations of Stewart Connector Mexico to repurchase, redeem or otherwise acquire any Stewart Connector Mexico Shares. The Stewart Connector Mexico Shares constitute all the issued and outstanding capital stock of Stewart Connector Mexico and are owned of record and beneficially by Stewart Connector Systems, Inc. in the amount of 490 of the Stewart Connector Mexico Shares and by Insilco in the amount of 10 of the Stewart Connector Mexico Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(c) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Stewart Connector Mexico Shares in the name of the Buyers in the stock records of Stewart Connector Mexico, assuming Buyers shall have purchased the Stewart Connector Mexico Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Stewart Connector Mexico free and clear of all Encumbrances.

                 (d) The authorized capital stock of ITI consists of the following: 1,000,000 shares of common stock, HK$1.00 par value per share (the "ITI Shares"). As of the date hereof, 1,000,000 ITI Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the ITI Shares or obligating any Seller Party or ITI to issue or sell any ITI Shares, or any other interest in, ITI. There are no outstanding contractual obligations of ITI to repurchase, redeem or otherwise acquire any ITI Shares. The ITI Shares constitute all the issued and outstanding capital stock of ITI and are owned of record and beneficially by InNet Technologies, Inc. free and clear of all Encumbrances, except as set forth in
Schedule 5.4(d) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the ITI Shares in the name of the Buyers in the stock records of ITI, assuming Buyers shall have purchased the ITI Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of ITI free and clear of all Encumbrances.

                 (e) The authorized capital stock of Sempco consists of the following: 50,000 Series B1 shares of common stock, 1 Mexican peso par value per share (the "Sempco Shares"). As of the date hereof, 50,000 Sempco Shares are issued any outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Sempco Shares or obligating any Seller Party or Sempco to issue or sell any Sempco Shares, or any other interest in, Sempco. There are no outstanding contractual obligations of Sempco to repurchase, redeem or otherwise acquire any Sempco Shares. The Sempco Shares constitute all the issued and outstanding capital stock of Sempco and are owned of record and beneficially by Insilco International Holdings, Inc. in the amount of 500 of the Sempco Shares and by Signal Transformer Co., Inc. in the amount of 49,500 of the Sempco Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(e) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Sempco Shares in the name of the Buyers in the stock records of Sempco, assuming Buyers shall have purchased the Sempco Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Sempco free and clear of all Encumbrances.

                 (f) The authorized capital stock of Signal Dominicana consists of the following: 100 shares of common stock, 100 pesos par value per share (the "Signal Dominicana Shares"). As of the date hereof, 100 Signal Dominican Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Signal Dominicana Shares or obligating any Seller Party or Signal Dominicana to issue or sell any Signal Dominicana Shares, or any other interest in, Signal Dominicana. There are no outstanding contractual obligations of Signal Dominicana to repurchase, redeem or otherwise acquire any Signal Dominicana Shares. The Signal Dominicana Shares constitute all the issued and outstanding capital stock of Signal Dominicana and are owned of record and beneficially by Insilco free and clear of all Encumbrances, except as set forth in Schedule 5.4(f) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Signal Dominicana Shares in the name of


                                      x27
the Buyers in the stock records of Signal Dominicana, assuming Buyers shall have purchased the Signal Dominicana Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Signal Dominicana free and clear of all Encumbrances.

                 (g) The authorized capital stock of Signal Transformer Mexico consists of the following: 50,000 Series B1 shares of common stock, 1 Mexican peso par value per share (the "Signal Transformer Mexico Shares"). As of the date hereof, 50,000 Signal Transformer Mexico Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Signal Transformer Mexico Shares or obligating any Seller Party or Signal Transformer Mexico to issue or sell any Signal Transformer Mexico Shares, or any other interest in, Signal Transformer Mexico. There are no outstanding contractual obligations of Signal Transformer Mexico to repurchase, redeem or otherwise acquire any Signal Transformer Mexico Shares. The Signal Transformer Mexico Shares constitute all the issued and outstanding capital stock of Signal Transformer Mexico and are owned of record and beneficially by ITI in the amount of 500 of the Signal Transformer Mexico Shares and by Signal Transformer Co., Inc. in the amount of 49,500 of the Signal Transformer Mexico Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(g) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Signal Transformer Mexico Shares in the name of the Buyers in the stock records of Signal Transformer Mexico, assuming Buyers shall have purchased the Signal Transformer Mexico Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Signal Transformer Mexico free and clear of all Encumbrances.

         Section 5.5 Consents and Approvals; No Violation. Except to the extent excused by or unenforceable as a result of the filing of the Chapter 11 Cases or the applicability of any provision of the Bankruptcy Code, and except for the entry and effectiveness of the Approval Order, the execution and delivery of this Agreement by the Sellers, the sale by the Sellers of the Shares and the sale by the Sellers of the Purchased Assets pursuant to this Agreement will not
(a) conflict with or result in any breach of any provision of the Certificate or Articles of Incorporation or Bylaws (or other similar governing documents) of any Seller Party, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or third party which has not otherwise been obtained or made, except (i) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not have a Material Adverse Effect or prevent or materially delay


                                     xxviii
the consummation of the transactions contemplated by this Agreement or (ii) for those requirements which become applicable to the Sellers as a result of the specific regulatory status of the Buyers (or any of their Affiliates) or as a result of any other facts that specifically relate to the business or activities in which the Buyers (or any of their Affiliates) is or proposes to be engaged;
(c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which any Seller Party is a party or by which any Seller Party, the Shares or any of the Purchased Assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Seller Party, or any of their assets, which violation would have a Material Adverse Effect.

         Section 5.6 Financial Statements and Reports. (a) Schedule 5.6(a) of the Disclosure Schedule includes true and complete copies of: (i) the unaudited consolidated balance sheets of the Business as of December 31, 1999, 2000 and 2001, and the related unaudited consolidated statements of operations and cash flows for the years ended December 31, 1999, 2000 and 2001 (the "Unaudited Annual Financial Statements") and (ii) the unaudited consolidated balance sheet of the Business as of September 27, 2002 (the "Balance Sheet"), and the related unaudited consolidated statement of operations and cash flows of the Business for nine (9) months ended September 28, 2001 and September 27, 2002 and for the three (3) months ended March 29, 2002, June 28, 2002 and September 27, 2002 (together with the Unaudited Annual Financial Statements, the "Financial Statements").

                 (b) The Financial Statements present fairly in all material respects the financial condition and results of operations of the Business as of the dates and for the periods included therein. The Financial Statements are a component of the consolidated financial statements of Insilco Holding Co. and Insilco. The consolidated financial statements of Insilco Holding Co. and Insilco for the period ended September 27, 2002 have been certified to the extent required by the Sarbanes-Oxley Act of 2002.

                 (c) To the Sellers' Knowledge, there have not been: (i) any funds or assets of the Business used, directly or indirectly, for illegal purposes; (ii) an accumulation or use of the Business' funds without being properly accounted for in the respective books and records of the Business;
(iii) any material payments by or on behalf of the Business not duly and properly recorded and accounted for in its books and records; (iv) any false or artificial entries made in the books and records of the Business for any reason; or (v) any payment made by or on behalf of the Business with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payment.

         Section 5.7 Title to Assets. At the Closing, the Buyers shall acquire
(a) all of the Sellers' right, title and interest in, to and under (subject to such being assumed and assigned in accordance with Section 2.6) all of the Purchased Assets, in each case free and clear of all Encumbrances except for Closing Encumbrances and (b) the Shares free and clear of all Encumbrances. At the Closing, the Foreign Corporations' right, title and interest in their assets shall be free and clear of all Encumbrances except for Closing Encumbrances. The Purchased Assets and the assets owned, leased or licensed by the Foreign Corporations include all of the assets and properties necessary to conduct, in all material respects, the Business as currently conducted. The Purchased Assets, the assets owned by the Foreign Corporations, the assets leased or licensed by the Foreign Corporations and the assets subject to the Assumed Agreements are in good operating condition, fit for operation in the ordinary course of the Business, with no material defects that could reasonably be expected to interfere with their good operating condition, ordinary wear and tear excepted.

         Section 5.8 Owned Real Property. (a) Schedule 5.8(a) of the Disclosure Schedule lists, as of the date of this Agreement, the street address of each parcel of Owned Real Property and the current owner of each parcel of Owned Real Property.

                 (b) Except as set forth on Schedule 5.8(b) of the Disclosure Schedule, no Seller Party is in material violation of any law, rule, regulation, ordinance or judgment of any Governmental Authority (including, without limitation, any building, planning or zoning law) relating to any of the Owned Real Property. The Seller Parties have made available to the Buyers true and complete copies of each deed for each parcel of Owned Real Property and all the title insurance policies, title reports, surveys, title documents and other documents relating to or otherwise affecting the Owned Real Property as it relates to the Business. The Seller Parties are in peaceful and undisturbed possession of each parcel of Owned Real Property, and there are no contractual or legal restrictions that preclude or restrict the ability to use the Owned Real Property for the purposes for which it is currently being used. Immediately prior to the Closing, the Sellers will have good and marketable title to each parcel of Owned Real Property free and clear of all Encumbrances other than Permitted Encumbrances. There are no Persons in possession of any parcel of Owned Real Property other than the Seller Parties.

                 (c) No improvements on the Owned Real Property and none of the current uses and conditions thereof violate any Encumbrance, applicable deed restrictions or other applicable covenants, restrictions, agreements, existing site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances, and no permits, licenses or certificates pertaining to the ownership or operation of all improvements on the Owned Real Property, other than those which are transferable with the Owned Real Property, are required by any Governmental Authority having jurisdiction over the Owned Real Property.

                 (d) Except as set forth on Schedule 5.8(d) of the Disclosure Schedule, the Seller Parties have not received any notice of threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Owned Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business, and there are no pending or, to the Sellers' Knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Owned Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business.

                 (e) Except as set forth on Schedule 5.8(e) of the Disclosure Schedule, the Seller Parties have not received any notice that any of the Owned Real Property or any of the structures thereon, or the use, occupancy or operation thereof by any Seller Party, violate any material governmental requirements, deed or other title covenants or restrictions or Permits.

                 (f) To the Knowledge of the Sellers, the Seller Parties have obtained all material approvals of Governmental Authorities (including certificates of use and occupancy, licenses and other Permits) required to be held by them in connection with the use and occupancy of the Owned Real Property and the structures located thereon. To the Sellers' Knowledge, the structures on the Owned Real Properties are within the applicable boundary lines and there are no encroachments on the Owned Real Properties.

         Section 5.9 Leased Real Property. (a) Schedule 5.9(a) of the Disclosure Schedule, lists, as of the date of this Agreement, the street address of each parcel of Leased Real Property and the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property.

                 (b) Schedule 5.9(b) of the Disclosure Schedule sets forth a true and complete list of all leases and subleases relating to the Leased Real Property and any and all ancillary documents pertaining thereto (including all amendments, modifications, supplements, exhibits, schedules, addenda and restatements thereto and thereof and all consents, including consents for alterations, assignments and sublets, documents recording variations, memoranda of lease, options, rights of expansion, extension, first refusal and first offer and evidence of commencement dates and expiration dates). With respect to each of such leases and subleases, except as otherwise set forth on Schedule 5.9(b) of the Disclosure Schedule, no Seller Party has exercised or given any notice of exercise, nor has any lessor or landlord exercised or received any notice of exercise of, any option, right of first offer or right of first refusal contained in any such lease or sublease, including, without limitation, any such option or right pertaining to purchase, expansion, renewal, extension or relocation (collectively, "Options").

                 (c) The rental set forth in each lease or sublease of the Leased Real Property is the actual rental being paid, and there are no separate agreements or understandings with respect to the same. Each Seller Party has the full right to exercise its respective Options contained in its respective leases and subleases pertaining to the Leased Real Property on the terms and conditions contained therein and upon due exercise would be entitled to enjoy the full benefit of such Options with respect thereto.

                 (d) No Seller Party has received any notice of threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Leased Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business, and there are no pending or, to the Sellers' Knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Leased Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business.

                 (e) No Seller Party has received any notice that any of the Leased Real Property or any of the structures thereon, or the use, occupancy or operation thereof by the Seller Party or any of its Affiliates, violate any material governmental requirements, deed or other title covenants or restrictions or Permits.

                 (f) To the Seller's Knowledge, the Seller Parties have obtained all material approvals of Governmental Authorities (including certificates of use and occupancy, licenses and other Permits) required to be held by them in connection with the use and occupancy of the Leased Real Property and the structures located thereon.

         Section 5.10 Environmental Matters. Except as disclosed on Schedule
5.10 of the Disclosure Schedule:

                 (a) to the Sellers' Knowledge, the Seller Parties hold, and are, and have been for the three years prior to the date hereof, in substantial compliance with all material permits, licenses and governmental authorizations required for the Seller Parties to conduct the Business under applicable Environmental Laws ("Environmental Permits") (all of the Environmental Permits required for the conduct of the Business are identified on Schedule 5.10 of the Disclosure Schedule), and the Seller Parties are otherwise in material compliance with the terms and conditions of the Environmental Permits and applicable Environmental Laws with respect to the Business and the Purchased Assets;

                 (b) no Seller Party has received any written notice that it is a potentially responsible party under CERCLA or any similar state law with respect to the Business or the Purchased Assets;

                 (c) no Seller Party has entered into or agreed to any consent decree or order, or other binding agreement with a Governmental Authority or is subject to any outstanding judgment, decree, or judicial or administrative order relating to compliance with or liability under any Environmental Law or to the investigation or cleanup of Hazardous Substances under any Environmental Law relating to the Business or the Purchased Assets;

                 (d) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, or, to Sellers' Knowledge, investigations or other proceedings pending or threatened against the Business or any Seller Party or their Affiliates with respect to the Business or, to the Sellers' Knowledge, the Purchased Assets relating to any violations, or alleged violations, of any Environmental Law that could reasonably be expected to result in a material liability;

                 (e) with respect to the Business, no Seller Party nor any of their respective Affiliates have received any notices, demand letters or requests for information, arising out of, in connection with, or resulting from, a violation, or alleged violation, of any Environmental Law that could reasonably be expected to result in a material liability;

                 (f) no Seller Party nor any of their respective Affiliates have been notified by any Governmental Authority or any other Person that the Business, any Seller Party or any of their respective Affiliates have, or may have, any material liability relating to the Business pursuant to any Environmental Law;

                 (g) to the Knowledge of the Sellers, no Person has generated, manufactured, stored, transported, treated, recycled, disposed of or otherwise handled, in any way, any material quantities or concentrations of Hazardous Substances in violation of any applicable Environmental Law on any of the Owned Real Property or Leased Real Property;

                 (h) to the Sellers' Knowledge, copies of all environmental investigations, studies, audits, tests, reviews, or other analyses conducted by or which are in the possession of the


                                      xxxii

         Seller Parties or any of its respective Affiliates relating to the Business, Owned Real Property or Leased Real Property (including, with respect to each of the Owned Real Property and Leased Real Property, the soil, groundwater or surface water on, under or adjacent to the Owned Real Property and Leased Real Property (the "Affected Property")) have been made available to the Buyers prior to the date hereof;

                 (i) to the Knowledge of the Sellers, there has not occurred and there is not occurring a release or unlawful discharge of Hazardous Substances into the environment resulting from the operation of the Business on any of the Owned Real Property or Leased Real Property that could reasonably be expected to result in a material liability; and

                 (j) to the Knowledge of the Sellers, (i) there are no and there have been no underground storage tanks or any open dumps, landfills, surface impoundments, lagoons, in-ground vaults, PCB-containing substances or waste storage, treatment or disposal areas on, in or under the Owned Real Property or Leased Real Property and (ii) no friable asbestos insulation or other asbestos-containing material has been installed at the Owned Real Property or Leased Real Property by any Seller Party or anyone acting on their behalf or, to Sellers' Knowledge, by any other Person, and (iii) no facts, events or conditions exist that would reasonably be expected to prevent, hinder or limit continued compliance, in all material respects, by the Business as currently conducted with any Environmental Law or Environmental Permit after the Closing Date.

         The representations and warranties made in this Section 5.10 are the Seller Parties' exclusive representations and warranties relating to any environmental matters, including any arising under any Environmental Laws.

         Section 5.11 ERISA; Benefit Plans. (a) Schedule 5.11(a) of the Disclosure Schedule lists each Employee Plan.

                 (b) Except as set forth in Schedule 5.11(b) of the Disclosure Schedule, any Employee Plan that is intended to be qualified under Section 401(a) of the Code and exempt from Tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified or an application for such determination is pending. Any such determination that has been obtained remains in effect and has not been revoked, and with respect to any application that is pending, no Seller Party has any reason to believe that such application for determination will be denied. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise Taxes or income Taxes on unrelated business income under the Code or ERISA with respect to any such Employee Plan.

                 (c) Each Employee Plan conforms (and at all times has conformed) in all material respects to, and is being administered and operated (and at all time has been administered and operated) in material compliance with its terms and, the requirements of ERISA, the Code (where applicable), all other applicable laws and any applicable collective bargaining agreement. All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to any such Employee Plan has been timely filed or delivered. Except as disclosed


                                     xxxiii
in Schedule 5.11(c) of the Disclosure Schedule, none of the Employee Plans is a multiemployer plan (as such term is defined in Section 3(37) of ERISA).

                 (d) No Seller Party nor any ERISA Affiliate maintains an Employee Plan which would be reasonably likely to result in the payment to any employee or former employee of the Business by the Buyers of any money or other property or rights or accelerate or provide any other right or benefit to any employee or former employee of the Business which would become a Liability of the Buyers as a result of the transactions contemplated by this Agreement, whether or not such payment, right or benefit would constitute a parachute payment within the meaning of Section 280G of the Code.

                 (e) The Sellers have delivered to the Buyers true and complete copies of: (i) each Employee Plan and all amendments not reflected in such Employee Plan; (ii) all related trust agreements or annuity agreements (and any other funding document) for each Employee Plan; (iii) for the three (3) most recent plan years, all annual reports (Form 5500 series) and attached schedules for each Employee Plan; (iv) for the three (3) most recent plan years, all financial statements and actuarial reports with respect to each Employee Plan for which financial statements or actuarial reports are required or have been prepared; (v) the current summary plan description and subsequent summaries of material modifications for each Employee Plan; and (vi) the most recent determination letter for each Employee Plan intended to qualify under Section 401(a) of the Code.

                 (f) Neither any Employee Plan, any Seller Party or any ERISA Affiliate nor any trusts created under the Employee Plans or any trustee, administrator or other fiduciary thereof has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which could result in a Tax or penalty. Except as set forth in
Schedule 5.11(f) of the Disclosure Schedule, there have not been any "reportable events" (as defined in Section 4043 of ERISA) with respect to any Employee Plan.

                 (g) Except as set forth in Schedule 5.11(g) of the Disclosure Schedule, no Seller Party or ERISA Affiliate sponsors, or during the last six
(6) years has sponsored, an Employee Plan subject to Title IV of ERISA or
Section 412 of the Code. No event, transaction, or condition has occurred or exists which could result in the incurrence by any of the Sellers or any ERISA Affiliate of any Liability or potential Liability pursuant to Title I or IV of ERISA, the penalty or excise Tax provisions of the Code relating to employee benefit plans, or Section 412 of the Code, or in the imposition of any Encumbrance on any of the rights, properties or assets of any Seller Party or any ERISA Affiliate.

                 (h) Except as set forth in Schedule 5.11(h) of the Disclosure Schedule, no Seller Party or ERISA Affiliate has a current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA). No Seller Party or ERISA Affiliate has incurred (and no event, transaction or condition has occurred or exists which could result in any Seller Party or ERISA Affiliate incurring) any withdrawal liability under Section 4201 or 4202 of ERISA in respect of any multiemployer plan. At no time has any Seller Party or ERISA Affiliate incurred any Liability which could subject the Buyers to material liability under Sections 4062, 4063 or 4064 of ERISA.


                                      xxxiv

                 (i) No Seller Party or ERISA Affiliate, nor any other organization of which any of them is a successor corporation as defined in
Section 4069(b) of ERISA, have engaged in any transaction described in Section 4069(a) of ERISA with respect to any Employee Plan.

                 (j) With respect to any Employee Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (a "Welfare Plan") and except as specified in Schedule 5.11(j) of the Disclosure Schedule,
(i) each Welfare Plan for which contributions are claimed by any Seller Party as deductions under any provisions of the Code is in material compliance with all applicable requirements pertaining to such deductions, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a Welfare Plan, there are no disqualified benefits (within the meaning of Section 4976(b) of the Code), (iii) any Employee Plan that is a group heath plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, with all the applicable material requirements of
Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the Social Security Act, and (iv) all Welfare Plans may be amended or terminated at any time on or after the Closing Date without any cost, other than administrative expenses, to the Seller Parties.

                 (k) Except as set forth on Schedule 5.11(k) of the Disclosure Schedule, none of the Employee Plans provides, and no Seller Party or ERISA Affiliate has any obligation to provide, health, medical, life or other non-pension benefits to retired or other former employees, except as specifically required by Section 4980B of the Code or Part 6 of Title I of ERISA, or under the continuation of coverage provisions of the laws of any state or locality.

                 (l) To any Seller Party's Knowledge, there are no pending or threatened claims, suits or other proceedings with respect to any Employee Plan or Foreign Plan by or on behalf of the individual participants or beneficiaries of such Employee Plan or Foreign Plan, alleging any breach of fiduciary duty on the part of any Seller Party or any of their respective officers, directors or employees under ERISA or other applicable laws, or claiming benefits (other than those made in the ordinary operation of such Employee Plan or Foreign Plan) or is there any basis for such claim. To the Sellers' Knowledge, no Employee Plan or Foreign Plan is the subject to any pending or threatened investigation or audit by the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Authority.

                 (m) There is no contract, agreement or benefit arrangement covering any current or former employee of any Seller Party which, with respect to the Business, individually or in the aggregate, could reasonably be expected to give rise to the payment of any amount which would constitute an "excess parachute payment" (as defined in Section 280G of the Code). Except as set forth in Schedule 5.11(m) of the Disclosure Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will likely result in any obligation or Liability (with respect to accrued benefits or otherwise) of Buyers to the PBGC, to any Employee Plan, or to any present or former employee, director, officer, stockholder, contractor or consultant of any Seller Party.

                 (n) None of the assets of any Seller Party or ERISA Affiliate constitutes "plan assets" of one or more employee benefit plans within the meaning of C.F.R. Section 2510.3-101.

                 (o) Except as set forth in Schedule 5.11(o) of the Disclosure Schedule, there are no employee benefit plans, programs, contracts or arrangements that would be Employee Plans, and listed on Schedule 5.11(a) of the Disclosure Schedule, but for the fact that such plans, programs, contracts or arrangements are subject to the Laws of a jurisdiction other than the United States and maintained for the benefit of any current or former employee, officer or director of the Business outside the United States (the "Foreign Plans").

                 (p) None of the Employee Plans set forth in Schedule 5.11(a) of the Disclosure Schedule cover any non-United States employee or former employee (who is not a resident of the United States) of any Seller Party.

                 (q) Any contributions required to be made to any Foreign Plan have been made or, if applicable, accrued in accordance with normal accounting practices and a prorated contribution for the period prior to and including the Closing Date has been made or accrued.

                 (r) The fair market value of the assets of any funded Foreign Plan, the Liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide the benefits determined on an ongoing basis (actual or contingent) accrued to the Closing Date payable to all current and former participants of any such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan and the transactions contemplated hereby shall not cause such assets or insurance obligations to be less than such benefit obligations.

                 (s) Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory or Governmental Authorities, and each such Foreign Plan is now and has always been operated in full compliance with all applicable non-United States Law.

                 (t) All contributions to, and payments from, the Employee Plans which may have been required to be made in accordance with the Employee Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code, have been timely made. All such contributions to the Employee Plans, and all payments under the Employee Plans, except those to be made from a trust qualified under
Section 401(a) of the Code, for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected on the Balance Sheet. No asset of any Seller Party or any ERISA Affiliate is subject to any Encumbrance under Sections 401(a)(29) or 412(n) of the Code, Sections 302(f) or 4068 of ERISA or arising out of any action filed under
Section 4301(b) of ERISA.

                 (u) Except as set forth in Schedule 5.11(u) of the Disclosure Schedule, no Seller Party nor any ERISA Affiliate has any commitment, whether formal or informal and whether legally binding or not, to create any additional Employee Plan or Foreign Plan or modify any existing Employee Plan or Foreign Plan applicable to any Person employed in the conduct of the Business.

                 (v) Except as set forth in Schedule 5.11(v) of the Disclosure Schedule, there has not been in respect of the Business any plant closing or mass layoff of employees (as those terms


                                      xxxvi
are defined in the WARN Act or any similar state or local Law or regulation) within the one hundred twenty (120) day period prior to the date hereof, and within the ninety (90) day period prior to the Closing Date, there has been no layoff or termination of more than ten (10) employees at any location related primarily to the Business.

         Section 5.12 Certain Contracts and Arrangements. Except for contracts, agreements, personal property leases, service agreements, customer agreements, commitments, understandings or instruments which (a) are listed on Schedule 5.9(b), Schedule 5.17(b) or Schedule 5.12 of the Disclosure Schedule (in each case, "Material Agreements") or (b) have been entered into in the ordinary course of business and do not involve obligations payable by the Seller Parties in excess of $50,000 individually, neither the Sellers nor the Foreign Corporations are, as of the date hereof, a party to any written contract, agreement, personal property lease, commitment, understanding or instrument relating to the Business or the Purchased Assets. As of the date of this Agreement, to the Knowledge of the Sellers, none of the other parties to any Assumed Agreement or Material Agreements of the Foreign Corporations intends to terminate or materially alter the provisions of such Assumed Agreement or Material Agreement, either as a result of the transactions contemplated hereby or otherwise. As of the date of this Agreement, no Seller Party has been given or received written notice of any default or claimed, purported or alleged default, or facts that, with notice or lapse of time, or both, would constitute a default (or give rise to a termination right) on the part of any party in the performance of any obligation to be performed under any of the Assumed Agreements or Material Agreements of the Foreign Corporations (other than monetary defaults by a Seller Party identified in the Bankruptcy Case). True and complete copies of all written Assumed Agreements and Material Agreements of the Foreign Corporations, including any amendments thereto, have been delivered to Buyers and such documents constitute the legal, valid and binding obligation of the respective Seller Party.

         Section 5.13 Legal Proceedings and Judgments. Except as set forth on
Schedule 5.13 of the Disclosure Schedule and except with respect to actions commenced in the Chapter 11 Cases, (a) there are no claims, actions, proceedings or investigations pending or, to the Knowledge of the Seller Parties, threatened against or involving the Business, the Purchased Assets, the Shares, the Assumed Liabilities or the Seller Parties before any court or other Governmental Authority acting in an adjudicative capacity, which would, if adversely determined, have a Material Adverse Effect; and (b) there are no claims, actions, proceedings or investigations pending against or, to the Knowledge of the Sellers, relating to the Seller Parties before any court or other Governmental Authority acting in an adjudicative capacity, which have been commenced after the filing of the Chapter 11 Cases and which would, if adversely determined, have a Material Adverse Effect. Except as set forth on Schedule 5.13 of the Disclosure Schedule, the Seller Parties are not subject to any outstanding judgment, rule, order, writ, injunction or decree of any court or other Governmental Authority which would have a Material Adverse Effect.

         Section 5.14 Permits. (a) The Sellers and the Foreign Corporations have all permits, certificates, licenses, franchises and other governmental authorizations, consents and approvals, other than with respect to Environmental Laws (which are addressed in Schedule 5.10) (collectively, "Permits"), necessary for the operation of the Business as presently conducted, except where the failure to have such Permits would not have a Material Adverse Effect.


                                     xxxvii

Schedule 5.14 of the Disclosure Schedule sets forth a list of all material Permits and Environmental Permits held by the Sellers and the Foreign Corporations as of the date hereof and necessary for the operation of the Business as presently conducted. Except as would not have a Material Adverse
Effect: (i) the Sellers and the Foreign Corporations have fulfilled and performed their obligations under the Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any Permit or which permits or, after notice or lapse of time or both, would permit revocation or termination of any Permit, or which might adversely affect the rights of the Sellers and/or the Foreign Corporations under any such Permit; (ii) no written notice of cancellation, of default or of any dispute concerning any Permit has been received by any Seller Party; and (iii) each of the Permits is valid, subsisting and in full force and effect.

                 (b) With respect to the Business: (i) no notice of cancellation of any Permit has been received by, or is known to, the Sellers and (ii) each of the Permits is valid and in full force and effect, except where such failure of such Permit to be valid and in full force and effect would not have a Material Adverse Effect.

         Section 5.15 Compliance with Laws. Except to the extent excused by or unenforceable as a result of the filing of the Chapter 11 Cases or the applicability of any provision or applicable law of the Bankruptcy Code, to the Knowledge of the Sellers, the Seller Parties are in compliance, in all material respects, with all Permits and Laws of any Governmental Authority applicable to the Business, except for violations which do not have a Material Adverse Effect. Without limiting the foregoing, to the Knowledge of the Sellers, the Seller Parties are not in material violation of the Foreign Corrupt Practices Act of 1977.

         Section 5.16 Taxes. Each of the Seller Parties has provided to the Buyers all material income Tax Returns filed by each Foreign Corporation or filed by a Seller Party with respect to each Foreign Corporation (including IRS Forms 5471) for any Tax Period for which the applicable statute of limitation remains open as of the date hereof. Except as set forth on Schedule 5.16 of the Disclosure Schedule, (a) each of the Seller Parties has filed all material Tax Returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) relating to or affecting the Business or any Purchased Asset that they were required to file (taking into account any extension of time to file granted to or obtained on behalf thereof), which Tax Returns were correct and complete in all material respects, (b) each of the Seller Parties has timely paid all material Taxes shown on such Tax Returns for any taxable period for which the applicable statute of limitations remains open as of the date hereof,
(c) each of the Seller Parties has, or will have, adequate reserves on its financial statements for any unpaid material Taxes which (i) relate to the Business or the Purchased Assets with respect to the Pre-Closing Tax Period and
(ii) are not required to be paid on or prior to the Closing Date, (d) no deficiency for any material amount of Tax has been asserted or assessed in writing by any Governmental Authority against the Seller Parties for which there are not adequate reserves, (e) no Seller Party has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency with respect to the Business or the Purchased Assets, (f) no Seller Party is the subject of any audit or other pending action or, to its Knowledge, has been threatened to be made a party to any action, the subject of any audit or other proceeding relating to the assessment or collection of Taxes with respect to the Business or the Purchased Assets, (g) there are no Tax Liens other than Permitted Encumbrances on any Purchased Asset or


                                     xxxviii
on any of the Shares, (h) no claim has been made within the five (5) years prior to the date hereof in writing by a Governmental Authority in any jurisdiction where any Seller Party does not file Tax Returns that the Seller Party is or may be subject to taxation by that jurisdiction, (i) no Foreign Corporation is a party to any Tax allocation or Tax sharing agreement, (j) no Foreign Corporation has ever had in effect any election to be treated as a domestic corporation pursuant to Section 897(i) of the Code, (k) no Foreign Corporation has any liability for any Taxes of any Person under Treasury Regulations section 1.1502-6 or any comparable provision of state, local or foreign Law, as a transferee or successor, by contract, or otherwise, and (l) to the Sellers' Knowledge, no Foreign Corporation has had income effectively connected with the conduct of a United States trade or business within the meaning of Section 882(a)(1) of the Code in any taxable year for which unpaid material Taxes may be assessed by the Internal Revenue Service.

         Section 5.17 Intellectual Property. (a) Schedule 5.17(a) of the Disclosure Schedule identifies all of the Seller Parties' (to the extent material to the operation of the Business) registered or applied for Copyrights, Patent Rights and Trademarks.

                 (b) Schedule 5.17(b) of the Disclosure Schedule sets forth a true, complete and correct list of all material written agreements relating to the Intellectual Property to which the Sellers and/or the Foreign Corporations are a party or otherwise bound (collectively, the "License Agreements"). To the Sellers' Knowledge, the License Agreements are valid and binding obligations of the Sellers and/or the Foreign Corporati.ons enforceable against them in accordance with their terms. To the Sellers' Knowledge, the Sellers and/or the Foreign Corporations are not currently in default under any License Agreement nor with notice or lapse of time or both would they be in default, and, to the Sellers' Knowledge, there exists no event or condition which constitutes a material violation or material breach of, or constitutes (with or without due notice or lapse of time or both) a material default by any party under, any such License Agreement. The Sellers and/or the Foreign Corporations have not sublicensed their rights to any Intellectual Property rights except pursuant to the License Agreements. No royalties, honoraria or other fees are payable by the Sellers and/or the Foreign Corporations to any third parties (other than Governmental Authorities) for the use of or right to any Intellectual Property except pursuant to the License Agreements. The Sellers and/or the Foreign Corporations have delivered to the Buyers true, complete and correct copies of each License Agreement.

                 (c) Except as set forth on Schedule 5.17(c) of the Disclosure Schedule, with respect to the Intellectual Property:

                 (i) One of the Sellers or the Foreign Corporations is the sole current owner of record for each application and registration listed on
         Schedule 5.17(a) of the Disclosure Schedule.

                 (ii) The Seller Parties have not received a notice of any pending and, to the Sellers' Knowledge there is no, threatened claim, suit, arbitration or other adversarial proceeding before any court, agency, arbitral tribunal, or registration authority in any jurisdiction involving any material Intellectual Property or alleging that the activities or the conduct of the Seller Parties infringes upon, violates or constitutes the unauthorized use of the proprietary rights of any third party or challenging the Sellers and/or the


                                      xxxix

         Foreign Corporations' ownership, use, validity, enforceability or registrability of any material Intellectual Property. To the Sellers' Knowledge, there are no material settlements, forbearances to sue, consents, judgments, or orders or similar obligations other than the License Agreements which (A) restrict the Sellers and/or the Foreign Corporations' rights to use the Intellectual Property, (B) restrict the Business in order to accommodate a third party's intellectual property rights or (C) permit third parties to use Intellectual Property.

                 (iii) To the Sellers' Knowledge, the conduct of the Business as currently conducted does not infringe upon (either directly or indirectly such as through contributory infringement or inducement to infringe), in any material respect, any intellectual property rights owned or controlled by any third party. To the Sellers' Knowledge, no third party is misappropriating, infringing, diluting or violating any intellectual property rights of the Sellers and/or the Foreign Corporations in and to any material Intellectual Property and no such claims, suits, arbitrations or other adversarial proceedings are currently being brought against any third party by the Seller Parties.

                 (iv) To the Sellers' Knowledge, no trade secret material to the Business has been disclosed or authorized to be disclosed to any third party other than pursuant to a written non-disclosure agreement. To the Sellers' Knowledge, no party to any non-disclosure agreement relating to the Sellers and/or the Foreign Corporations' trade secrets is in material breach or default (with or without due notice or lapse of time or both) thereof.

         Except as otherwise contemplated by this Agreement, the consummation of the transactions contemplated hereby will not (i) result in any third party having a right of first refusal to purchase or license any Intellectual Property or (ii) require the consent of any Governmental Authority or third party in respect of any Intellectual Property.

         Section 5.18 Labor and Employment Matters. (a) Except as disclosed on
Schedule 5.18(a) of the Disclosure Schedule, no Seller Party is a party to any collective bargaining agreement or other labor union contract applicable to employees of the Business, nor are there any organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could materially affect the Business. As of the date hereof, there are no controversies, strikes, slowdowns or work stoppages pending or, to the Knowledge of the Sellers, threatened, and none of the Seller Parties has experienced any such controversy, strike, slowdown or work stoppage within the past three (3) years, which may materially interfere with the Business. There are no unfair labor practice complaints pending against any of the Sellers or the Foreign Corporations before the National Labor Relations Board or any other Governmental Authority. To the Knowledge of the Sellers, no Seller Party has received, during the last three (3) years, any threats, relating to the Business, concerning the bringing of an action before the National Labor Relations Board or any other Governmental Authority concerning any alleged unfair labor practice. To the Knowledge of the Sellers, none of the Seller Parties or their respective representatives or employees has committed any unfair labor practice in connection with the operation of the Business which could have a Material Adverse Effect.


                                      xl

                 (b) Schedule 5.18(b) of the Disclosure Schedule contains a true, correct and complete list of (i) the employees currently employed by the Seller Parties in the conduct of the Business, and (ii) all personnel policies, manuals, employee handbooks, summary plan descriptions and similar materials pertaining to the Business. The Seller Parties have delivered to the Buyers all documents referred to in clauses (i) and (ii).

                 (c) The Seller Parties have been and are in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including any such laws respecting employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, the Americans with Disabilities Act, employment standards and labor relations. To the Knowledge of the Sellers, none of the Seller Parties or their respective representatives or employees has committed any violation of such Laws in connection with the operation of the Business that could have a Material Adverse Effect.

                 (d) The Sellers are in compliance with the requirements of the WARN Act and have no Liabilities pursuant to the WARN Act.

         Section 5.19 Absence of Certain Developments. Since September 27, 2002 through the date of this Agreement, the Business has been conducted in the ordinary and usual course of business consistent with past practices and no Seller Party has: (a) sold, leased, transferred or otherwise disposed of any of the material assets related to the Business (other than dispositions in the ordinary course of business consistent with past practices); (b) to the Knowledge of the Sellers, terminated or amended in any material respect any Material Agreement to which such Seller Party is a party or to which it is bound or to which its properties are subject; (c) suffered any material loss, damage or destruction of any tangible assets with a value in excess of $100,000 individually or $500,000 in the aggregate, unless any such loss, damage or destruction is covered by insurance, the proceeds of which are payable to the Buyers in accordance with this Agreement or otherwise made payable to the Buyers; (d) made any change in the accounting methods or practices it follows, whether for general financial or Tax purposes, other than as required by U.S. GAAP; (e) to the Knowledge of the Sellers, incurred any material Liabilities other than in the ordinary course of business; (f) suffered any material labor dispute, strike or other work stoppage; or (g) agreed or offered to do any of the above.

         Section 5.20 Brokers. Except for Gleacher Partners LLC, no person is entitled to any brokerage, financial advisory, finder's or similar fee or commission payable by the Seller Parties or any of their Affiliates in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller Parties. Such fees shall be paid in full by the Sellers at Closing.

         Section 5.21 Accounts Receivable. All Accounts Receivable of the Seller Parties were incurred in the normal course of business and represent arm's length sales actually made in the ordinary course of business.

         Section 5.22 Inventory. The Inventory is in merchantable condition and is of a quality useable and saleable in the ordinary course of business. All raw materials used in the Business have been replenished in the ordinary course of business. The raw materials now on hand in the xli

Business were acquired in the ordinary course of business at a cost not exceeding market prices generally prevailing at the time of purchase.

         Section 5.23 Insurance. Schedule 5.23 of the Disclosure Schedule sets forth a true and correct list of all insurance policies or binders maintained by the Seller Parties on the date hereof or at any time within the previous ten
(10) years relating to the Business or the Purchased Assets showing, as to each policy or binder, the carrier, policy number, coverage limits, expiration dates, deductibles or retention levels and a general description of the type of coverage provided. Such policies and binders are in full force and effect and the Seller Parties are otherwise in compliance in all material respects with the terms and provisions of such policies. Other than as disclosed on Schedule 5.23 of the Disclosure Schedule, the Seller Parties have not received any notice of cancellation or non-renewal of any such policy or arrangement nor, to the Sellers' Knowledge, is the termination of any such policies or arrangements threatened. There is no claim pending under any of such policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements excluding medical claims not in a material amount as measured against the applicable policy limits. None of such policies or arrangements provides for any material retrospective premium adjustment, experienced-based liability or loss sharing arrangement. Schedule 5.23 of the Disclosure Schedule includes a list of all pending insurance claims of the Seller Parties pertaining to the Business involving amounts in excess of $25,000. Schedule 5.23 of the Disclosure Schedule also includes a list of all insurance claims of any Seller Party relating to environmental matters pertaining to the Business in excess of $25,000 that have been made by any Seller Party during the ten (10) year period prior to the date hereof.

         Section 5.24 Customers and Suppliers. The Seller Parties have previously provided the Buyers with a list of the Business' material customer accounts, including the complete name, address and telephone number of each (the "Accounts"). The Seller Parties (a) have not made any representations, warranties, promises, undertakings or agreements to change or modify the financial, business or operating terms with respect to any of the Accounts, except in the ordinary course of business; and (b) have not received notice of any violation of the terms of any arrangement with any Account.

         Section 5.25 Operating Names. Schedule 5.25 of the Disclosure Schedule contains a complete and accurate list of all of the names under which the Business has operated during the last three (3) years (the "Operating Names").

         Section 5.26 Overlapping Assets. Schedule 5.26 of the Disclosure Schedule sets forth a list (a) of the Purchased Assets ("Buyers' Overlapping Assets") that are used in the operation of the Sellers' businesses other than the Business (the "Sellers' Retained Business") and the nature of the usage by the Seller's Retained Business of Buyers' Overlapping Assets and (b) of the assets not included in the Purchased Assets ("Sellers' Overlapping Assets") which are used in the operation of the Business and the nature of the usage by the Business of Sellers' Overlapping Assets.

         Section 5.27 Exhibits & Schedules. All the facts recited in the Disclosure Schedule annexed hereto shall be deemed to be representations of fact as though recited in this Article V.


                                      xlii

         Section 5.28 Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE V, THE SELLER PARTIES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SHARES OR ANY OF THEIR ASSETS (INCLUDING THE PURCHASED ASSETS), LIABILITIES OR OPERATIONS, INCLUDING, WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLER PARTIES MAKE NO REPRESENTATION OR WARRANTY REGARDING ANY ASSETS OTHER THAN THE SHARES AND THE PURCHASED ASSETS, AND NONE SHALL BE IMPLIED AT LAW OR IN EQUITY.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         As an inducement to the Sellers to enter this Agreement and to consummate the transactions contemplated hereby, the Buyers, jointly and severally, represent and warrant to the Sellers as follows:

         Section 6.1 Organization. Each of the Buyers is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted.

         Section 6.2 Authority Relative to this Agreement. Each of the Buyers has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of each of the Buyers and no other corporate proceedings on the part of any of the Buyers are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyers, and assuming that this Agreement constitutes a valid and binding agreement of the Sellers, constitutes a valid and binding agreement of each of the Buyers, enforceable against each of the Buyers in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         Section 6.3 Consents and Approvals; No Violation. Subject to the entry and effectiveness of the Approval Order, neither the execution and delivery of this Agreement by the Buyers nor the purchase by the Buyers of the Shares and the Purchased Assets and the assumption by the Buyers of the Assumed Liabilities and Assumed Agreements pursuant to this Agreement will (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws (or other similar governing documents) of any of the Buyers; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority which has not been otherwise obtained or made; or (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the xliv
terms, conditions or provisions of any material note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which any of the Buyers is a party or by which any of the Buyers' assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained.

         Section 6.4 Legal Proceedings and Judgments. There are no material claims, actions, proceedings or investigations pending or, to the Buyers' Knowledge, threatened against or relating to any of the Buyers before any court or other Governmental Authority acting in an adjudicative capacity that could reasonably be expected to have a material adverse effect on the Buyers' ability to consummate the transactions contemplated hereby.

         Section 6.5 Buyers' Financing. As of the date of this Agreement and on the Closing Date, the Buyers have and will have funds sufficient to pay the Purchase Price and all of their fees and expenses incurred in connection with the transactions contemplated hereby, including the Cure Amount Payment in respect of Assumed Agreements and any applicable transfer Taxes.

         Section 6.6 Investment Purpose. The Buyers are acquiring the Shares solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

                                  ARTICLE VII
                            COVENANTS OF THE PARTIES

Section 7.1 Conduct of Business. (a) Except as described on Schedule 7.1(a) of the Disclosure Schedule and except as required by the Bankruptcy Court, the Bankruptcy Code, and any order or agreement relating to the use of cash collateral or postpetition financing, during the period commencing on the date of this Agreement and ending on the Closing Date, the Sellers shall, and shall cause the Foreign Corporations to, (i) operate the Business in the usual, regular and ordinary course, (ii) other than as permitted in writing by the Buyers, preserve in all material respects the Business, its employees and its operations, (iii) reasonably cooperate with the Buyers in communicating with the employees employed in the conduct of the Business regarding the transactions contemplated hereby, (iv) endeavor to preserve, in all material respects, the goodwill and relationships with customers, suppliers, employees and others having business dealings with the Business, in each case taking into account the Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, (v) maintain the books, records and accounts of the Sellers and Foreign Corporations in accordance with prudent business practices, (vi) file, on a timely basis, with the appropriate Governmental Authorities all Tax Returns required to be filed and pay all Taxes due prior to the Closing Date, (vii) maintain, preserve and protect all of the Purchased Assets and the assets of the Foreign Corporations in the condition in which they exist on the date hereof, except for ordinary wear and tear, and (viii) use commercially reasonable efforts to obtain from third-parties all consents necessary to assign to the Buyers all agreements assignable to the Buyers hereunder and to avoid defaults (other than any default relating to or arising from the commencement of the Chapter 11 cases) under any agreements to which any of the Foreign Corporations is a party.


                                      xliv

         (b) Prior to the Closing Date, without the prior written consent of the Buyers, except as set forth in Schedule 7.1(b) of the Disclosure Schedule, the Sellers shall not, and shall cause the Foreign Corporations not to:

                 (i) create, incur, assume or suffer to exist any material Encumbrance upon the Purchased Assets or the assets of the Foreign Corporations, other than (A) Permitted Encumbrances (all of which shall be removed prior to Closing except for Closing Encumbrances), (B) the liens in favor of the Prepetition Agent under the Prepetition Credit Agreement (which shall be removed prior to Closing) and (C) the liens in favor of the agent of the lenders under a postpetition cash collateral agreement,

                 (ii) sell, lease (as lessor), transfer or otherwise dispose of (other than sales and dispositions in the ordinary course of business) any of the Purchased Assets or the assets of any Foreign Corporation,

                 (iii) take any action, or omit to take any action, which would have the effect of artificially increasing Accounts Receivable or Inventory or artificially reducing or deferring the payment of Accounts Payable or the Foreign Corporation Closing Liabilities beyond levels that would exist in the absence of this Agreement,

                 (iv) amend their certificates of incorporation, by-laws or other organizational documents in a manner adverse to the Buyers,

                 (v) issue, sell, transfer, pledge, dispose of or encumber any shares of any class or series of the capital stock of any of the Foreign Corporations, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of the capital stock of the Foreign Corporations,

                 (vi) modify or amend in any material respect or terminate any Material Agreement of the Foreign Corporations or any Assumed Agreements or materially default under any Material Agreement of any of the Foreign Corporations or, prior to the Petition Date, materially default under any Assumed Agreement,

                 (vii) other than as contemplated by this Agreement or pursuant to the Sellers' Chapter 11 Cases, take, or agree to or commit to take any action that would materially impair the ability of the Sellers or the Buyers to consummate the Closing in accordance with the terms hereof or materially delay such consummation,

                 (viii) except with respect to bonus or retention plans disclosed in Schedule 5.11(a) of the Disclosure Schedule and retention and severance arrangements made in connection with the Sellers' Chapter 11 Cases, grant or agree to grant any bonus to any employee employed in the conduct of the Business, or increase the rates of salaries or compensation of such employees (other than increases made in the ordinary course of business consistent with prior practices, in any event not in excess of 5%) or increase or provide any new pension, retirement or other employment benefits to any of the employees employed in the conduct of the business, xlv

                 (ix) make any election with respect to the Foreign Corporations relating to Taxes, or make any other Tax election that is inconsistent with past practices, change any currently or previously effective election relating to Taxes, or adopt or change any accounting method relating to Taxes or cause a Foreign Corporation to enter into any closing agreement relating to Taxes, settle or consent to any claim or assessment relating to Taxes, waive the statute of limitations for any such claim or assessment, or file any amended Tax Return or claim for refund of Taxes,

                 (x) redeem or purchase any shares of their capital stock,

                 (xi) incur, assume, guarantee, endorse or otherwise become liable for long-term third party indebtedness for borrowed money, or incur, assume, guarantee, endorse or otherwise become liable for short-term third party indebtedness for borrowed money exceeding $200,000 in the aggregate from the date hereof until the Closing,

                 (xii) permit any insurance policy naming any Seller Party as a beneficiary or as a loss payable payee to be canceled or terminated without notice to the Buyers, except policies which are replaced without diminution in or gaps in coverage,

                 (xiii) except any actions taken pursuant to the Bid Procedures Order or the Chapter 11 Cases, take, or agree to or commit to take, any action that would or is reasonably likely to result in (A) any of the conditions to the Closing set forth in Article VIII not being satisfied, (B) any of the representations and warranties of the Sellers set forth in this Agreement which are not qualified by "Material Adverse Effect", "materiality" or other similar qualifications not being so true, complete and correct in all material respects and (C) any of the representations and warranties of the Sellers set forth in this Agreement which are qualified by "Material Adverse Effect", "materiality" or other similar qualifications not being so true, complete and correct,

                 (xiv) make any distributions of any assets other than cash and cash equivalents (it being expressly agreed that the Seller Parties may make any distributions of any and all cash and cash equivalents without the consent of the Buyers),

                 (xv) with respect to the Foreign Corporations, incur any material Liabilities other than in the ordinary course of business,

                 (xvi) make any change in the accounting methods or practices it follows other than changes required by U.S. GAAP, or

                 (xvii) agree to do any of the foregoing.

         Section 7.2 Access to Information; Maintenance of Records. (a) Between the date of this Agreement and the Closing Date, the Seller Parties shall, during ordinary business hours, upon reasonable notice (i) give the Buyers and the Buyers' Representatives reasonable access to all supervisory employees and to all books, records, plants, offices and other facilities and properties relating to the Business to which the Buyers are not denied access by law, (ii) permit the Buyers to make such reasonable inspections thereof as the Buyers may reasonably request, including permitting a representative of the Buyers to maintain a physical presence at each of the xlvi

Business Real Properties at all times prior to the Closing, provided that such representative of the Buyers shall not be present at any time during which due diligence is being conducted by third parties in connection with the bankruptcy proceedings or any other time (which shall be of a limited nature) at which the Sellers' management reasonably believes that such presence would result in a material impact on the Business, (iii) furnish the Buyers with such financial and operating data and other information with respect to the Business as the Buyers may from time to time reasonably request and (iv) furnish the Buyers with a copy of any pleading, report, schedule or other document filed by Insilco with the SEC or the Bankruptcy Court or received by Insilco with respect to the Business; provided, however, that with respect to each of the provisions of this
Section 7.2, (A) any such physical presence which shall exist and any such access shall be conducted in such a manner so as not to interfere with the operation or conduct of the Business, (B) the Sellers shall not be required to take any action which would constitute a waiver of the attorney-client privilege and (C) the Sellers need not supply the Buyers or the Buyers' Representatives with any information which the Sellers are under a legal obligation not to supply or any information, documents or materials related to customer specific costing and pricing information; provided, however, that at the request of the Buyers, the Sellers shall provide customer specific costing and pricing information to the Buyers' independent accountants if such independent accountants shall have agreed with Insilco in writing not to provide such information to the Buyers except solely on an aggregate basis. Notwithstanding anything in this Section 7.2(a) to the contrary, the Buyers shall not have access to any Employee Records or other personnel and medical records which, in Insilco's good faith judgment, are sensitive or the disclosure of which could subject Insilco to any meaningful risk of liability. To the extent that the Buyers wish to have access to customers and suppliers of the Business prior to the Closing, the Buyers shall coordinate such access with the Sellers and shall be accompanied by an employee of the Sellers who is reasonably acceptable to the Buyers.

                 (b) The Buyers and the Sellers acknowledge that they are subject to the Confidentiality Agreement. All information furnished to or obtained by the Buyers or any of the Buyers' Representatives or the Sellers or any of the Sellers' Representatives pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement and shall be treated as Confidential Information for all purposes of the Confidentiality Agreement, subject to the terms of the Confidentiality Agreement. Furthermore, the Buyers acknowledge that the Sellers or the Sellers' Representatives may furnish Confidential Information to counsel for the Creditors' Committee and to the Prepetition Agent and their respective counsel, subject to the provisions of the Confidentiality Agreement.

                 (c) Between the Closing Date and the later of (x) the third anniversary of the Closing Date or (y) the date of entry of an order of the Bankruptcy Court closing the Chapter 11 Cases, or if converted to a case under Chapter 7 of the Bankruptcy Code, an order of the Bankruptcy Court closing such case, the Sellers and the Sellers' Representatives shall have reasonable access to all of the books and records relating to the Business or the Purchased Assets, including all information pertaining to the Assumed Agreements, all Employee Records or other personnel and medical records required by Law, legal process or subpoena, in the possession of the Buyers to the extent that such access may reasonably be required by the Sellers in connection with the Assumed Liabilities or the Excluded Liabilities, or other matters relating to or affected by the operation of the Business and the Purchased Assets, provided, however, that the Sellers and the Sellers' Representatives shall not have access to any Employee Records or xlvii
other personnel and medical records which, in the Buyers' good faith judgment, are sensitive or the disclosure of which could subject the Buyers or their Affiliates to any meaningful risk of liability. Such access shall be afforded by the Buyers upon receipt of reasonable advance notice and during normal business hours; provided, however, that (i) any such access shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of the Buyers or their Affiliates, (ii) the Buyers shall not be required to take any action which would constitute a waiver of the attorney-client privilege, and
(iii) the Buyers need not supply the Sellers with any information which the Buyers are under a legal obligation not to supply. The Sellers shall be solely responsible for any costs or expenses incurred by the Sellers pursuant to this
Section 7.2(c). If the Buyers shall desire to dispose of any such books and records upon or prior to the expiration of such period, the Buyers shall, prior to such disposition, give the Sellers a reasonable opportunity at the Sellers' expense, to segregate and remove such books and records as the Sellers may select. Furthermore, the Buyers acknowledge that the Sellers shall have reasonable access to all Transferred Employees with respect to the litigation matters set forth on Schedule 2.3(d) and Schedule 5.13 of the Disclosure Schedule for so long as such matters are pending. In addition to the foregoing, the Buyers agree to maintain the Employee Records in their possession for a period of three (3) years after the Closing Date or such longer period(s) as required by Law, and to give former and current employees of the Sellers reasonable access to their own Employee Records during such period.

                 (d) The Sellers shall reasonably cooperate, and shall use all reasonable efforts to cause their directors, officers, employees, accountants, attorneys and other agents to reasonably cooperate, with the Audit Accountant in connection with the preparation of such financial statements of the Business as the Audit Accountant shall prepare on behalf of the Buyers, including providing the Audit Accountant with reasonable access to all of the books and records of the Business, reasonably responding to any inquiries or requests for information from the Audit Accountant, making executive officers of the Sellers reasonably available to meet with the Audit Accountant and discuss the Business' past accounting practices and providing such other assistance as the Buyers and the Audit Accountant may reasonably require in connection with the preparation of such financial statements. The Audit Accountant shall be retained by the Buyers in connection with the preparation of any such financial statements, including the performance of the activities contemplated by Section 8.2(i), and the Buyers shall be fully responsible for the fees and expenses of the Audit Accountant.

         Section 7.3 Expenses. Except to the extent specifically provided herein, in the Bid Procedures Order or in the Approval Order, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

         Section 7.4 Further Assurances. (a) Subject to the terms and conditions of this Agreement, prior to the Closing each of the parties hereto shall use their respective commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the sale of the Shares and the Purchased Assets in accordance with this Agreement, including using commercially reasonable efforts to ensure timely satisfaction of the conditions precedent to each party's obligations hereunder and the preparation, filing, execution and delivery of all forms, registrations and notices required to be filed to consummate the xlviii

Closing and the taking of such actions as are necessary to obtain any requisite Permits or waivers from any Governmental Authority. Neither the Sellers, on the one hand, nor the Buyers, on the other hand, shall, without the prior written consent of the other parties, take any action which would reasonably be expected to prevent or materially impede, interfere with, or delay the transactions contemplated by this Agreement. From time to time on or after the Closing Date, the Sellers shall, at the Buyers' expense, execute and deliver such documents to the Buyers as the Buyers may reasonably request in order to more effectively vest in the Buyers the Sellers' title to the Purchased Assets, subject to Closing Encumbrances, and the Shares. From time to time after the date hereof, the Buyers shall, at the Sellers' own expense, execute and deliver such documents to the Sellers as the Sellers may reasonably request in order to more effectively consummate the sale of the Purchased Assets and the Shares and the assumption and assignment of the Assumed Liabilities and the Assumed Agreements in accordance with this Agreement.

                 (b) In the event that any Purchased Asset shall not have been conveyed to the Buyers at the Closing, the Sellers shall, subject to Section 7.4(c), use commercially reasonable efforts to convey such Purchased Asset to the Buyers as promptly as is practicable after the Closing.

                 (c) To the extent that the Sellers' rights under any Assumed Agreement may not be assigned without the consent of another Person and such consent has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and the Sellers shall use commercially reasonable efforts (without being required to make any payment to any third party or to incur any economic burden), taking into account Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, to obtain any such required consent(s) as promptly as reasonably possible. The Buyers agree to fully cooperate with Sellers in their efforts to obtain any such consent (including the submission of such financial or other information concerning the Buyers and the execution of any assumption agreements or similar documents reasonably requested by a third party) without being required to make any payment to any third party or to incur any economic burden (other than the payment of any Cure Amount Payment required under Section 2.6(b)).

         Section 7.5 Public Statements. Until the consummation of the Closing, the Sellers and the Buyers shall consult with each other prior to issuing any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby, except that the parties may make disclosures with respect to this Agreement and the transactions contemplated hereby to the extent required by Law or by the rules or regulations of any securities exchange or self-regulatory organization and to the extent and under the circumstances in which the parties are expressly permitted by the Confidentiality Agreement to make disclosures of Confidential Information.

Section 7.6 Governmental Authority Consents and Approvals. (a) The Sellers and the Buyers shall each use commercially reasonable efforts to cooperate with each other in determining and making any filings, notifications and requests for approval required to be made and received prior to the Closing under applicable Laws (collectively, the "Regulatory Approvals"). In connection with any Regulatory Approvals, neither the Buyers nor the Sellers will, and the Buyers and the Sellers will use commercially reasonable efforts not to, cause or permit any of their officers, directors, partners or other Affiliates to, take any action which could xlix
reasonably be expected to materially and adversely affect the submission of any required filings or notifications or the grant of any such approvals.

                 (b) Cooperation. Each party (i) shall promptly inform each other of any communication from any Governmental Authority concerning this Agreement, the transactions contemplated hereby, and any filing, notification or request for approval made in connection herewith and (ii) shall permit the other parties hereto to review in advance any proposed written communication or information submitted to any such Governmental Authority in response thereto. In addition, each of the Sellers and each of the Buyers agrees not to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry with respect to this Agreement, the transactions contemplated hereby or any such filing, notification or request for approval unless it consults with the other parties hereto in advance and, to the extent permitted by any such Governmental Authority, gives the other parties hereto the opportunity to attend and participate thereat, in each case to the maximum extent practicable. Subject to any restrictions under applicable Laws, each of the Sellers and each of the Buyers shall furnish the other party with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective representatives on the one hand, and the Governmental Authority or members of its staff on the other hand, with respect to this Agreement, the transactions contemplated hereby (excluding documents and communications which are subject to preexisting confidentiality agreements and to the attorney-client privilege or work product doctrine) or any such filing, notification or request for approval. The Sellers and the Buyers shall also furnish the other parties with such necessary information and assistance as such other parties and their Affiliates may reasonably request in connection with their preparation of necessary filings, registration, or submissions of information to the Governmental Authority in connection with this Agreement, the transactions contemplated hereby and any such filing, notification or request for approval. The Sellers and the Buyers shall prosecute all required requests for approval with all necessary diligence and otherwise use their respective reasonable best efforts to obtain the grant thereof as soon as possible.

         Section 7.7 Tax Matters. (a) Each party hereto will provide each other with such assistance, cooperation and information (including access to books and records) as either of them reasonably may request of the other (and the Buyers shall cause the Foreign Corporations to provide such assistance, cooperation and information) in filing any Tax Return, amended Tax Return or claim for refund, determining any liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes relating to the Foreign Corporations, (including, but not limited to, any claim by the Foreign Corporations pertaining to the use or availability of net operating losses), the Purchased Assets and the Business. The Sellers acknowledge and agree that any Tax refunds payable to or paid to any Foreign Corporation after the date hereof shall, after the Closing, notwithstanding anything contained herein to the contrary, remain an asset of such Foreign Corporation.

                 (b) Transfer Taxes. All excise, sales, use, transfer, value added, registration, stamp, recording, documentary, conveyancing, franchise, property, gains and similar Taxes, levies, charges and recording, filing and other fees (collectively, "Transfer Taxes") incurred in connection with the transactions contemplated by this Agreement shall be paid by the Buyers. The Buyers shall, at their own expense, timely pay, and file all necessary Tax returns and other


                                        l
documentation (including any required notice of a bulk sale) with respect to, all such Transfer Taxes and, only to the extent required by applicable law, the Sellers shall join in the execution of any Tax returns and other documentation at the Buyers' request. The Buyers shall, at their own expense, complete and execute a resale or other exemption certificate with respect to the Purchased Assets consisting of inventory, and shall provide the Sellers with an executed copy thereof. Notwithstanding the foregoing, the Sellers shall cooperate with the Buyers for the purpose of reducing any and all Transfer Taxes provided that such cooperation shall not materially prejudice the Sellers in any way (the Buyers shall reimburse the Sellers for all reasonable out-of-pocket expenses incurred by the Sellers in fulfilling the Buyers' request(s)). Without limiting the foregoing provisions of this Section 7.7(b), the parties hereby agree that the transfer and delivery of title to any of the Purchased Assets presently located in Mexico may occur, to the extent permitted by applicable law, either in the United States or in Mexico at the sole option of the Buyers.

                 (c) FIRPTA Certification. In accordance with Treasury Regulation section 1.1445-2(b)(2), each of the Sellers shall deliver to the Buyers a certification of non-foreign status substantially in the form set forth in Treasury Regulation section 1.1445-2(b)(2)(iii)(B) or in such other form as may be specified by applicable Law.

                 (d) Allocation of Taxes. For purposes of Section 2.4(c), the Buyers shall be liable for and shall be allocated all Taxes in respect of the Purchase Assets with respect to taxable periods (or portions thereof) that end after the Closing Date. For this purpose, Taxes that are payable with respect to a taxable period that begins on or before the Closing Date and ends after the Closing Date, the portion of any such Tax that is allocable to the portion of the period beginning on the day following the Closing Date and allocated to the Buyers shall be considered to equal the amount of such taxes for such entire taxable period, multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period that begins on the day following the Closing Date and the denominator of which is the number of days in the entire taxable period. For the avoidance of doubt, all Taxes imposed on the Foreign Corporations shall be allocated to, and shall be the responsibility of, the Buyers.

                 (e) Allocation of Purchase Price. The Buyers and the Sellers shall (i) attempt in good faith, within sixty (60) days after the determination of the Purchase Price pursuant to Article III, to agree on the allocation of the sum of the Purchase Price and the Assumed Liabilities (and any adjustments thereof) among the Shares and the Purchased Assets as of the Closing Date (the "Allocation") in accordance with Section 1060 of the Code and the Treasury Regulations thereunder and (ii) cooperate in connection with the preparation of Internal Revenue Service Form 8594 for its timely filing. Except as otherwise required by applicable Law, the Buyers and Sellers shall report for all Tax purposes all transactions contemplated by this Agreement in a manner consistent with the Allocation, if any, and shall not take any position inconsistent therewith in any Tax Return, in any refund claim, in any litigation or otherwise.

                 (f) Code Section 338(g) Election. The Buyers shall have the right, but not the obligation, to make an election under Section 338(g) of the Code with respect to any Foreign Corporation, and shall promptly notify the Sellers in writing if such an election is made; provided, however, in the event the Buyers make such an election with respect to any Foreign Corporation, the Buyers shall be solely responsible for all additional costs and Taxes resulting li
from making such election, and shall indemnify the Sellers and hold them harmless against any such additional costs and Taxes. For this purpose, such additional Taxes shall be determined by comparing the Tax consequences to the Sellers as a result of the Code Section 338(g) election with the Tax consequences that would have applied to the Sellers in the absence of the Code
Section 338(g) election and shall take into account the present value of the amount of any net operating losses or tax credits of the Sellers that are reduced, lost or otherwise foregone as a result of the Code Section 338(g) election. In the event that the Buyers do not make an election under Section 338(g) with respect to a Foreign Corporation, for the remainder of the taxable year of such Foreign Corporation in which taxable year the Closing occurs, the Buyers shall cause such Foreign Corporation to refrain from paying a dividend or otherwise distributing property to the extent that such dividend or distribution would (i) increase the Sellers' or any of their Affiliates' liability for Taxes,
(ii) result in the recognition of, or change the character of, any income or gain (including Subpart F income, as defined under the Code) that the Sellers or any of their Affiliates must report on any Tax Return, or (iii) result in a decrease of any credits against Tax (including credits for foreign Taxes paid or deemed paid) that would otherwise be available to the Sellers or any of their Affiliates.

         Section 7.8 Employees. (a) Prior to the Sale Hearing, the Buyers shall make offers of employment, effective as of the Closing Date, to all employees of the Sellers listed on Schedule 7.8(a) of the Disclosure Schedule (as same may be amended by the Buyers from time to time through the date of the Sale Hearing), and shall provide Insilco with the general terms of such offers. Each such employee who accepts the Buyer's offer of employment shall be referred to herein as a "Transferred Employee". Each employee of the Foreign Corporations shall be referred to herein as a "Foreign Corporation Employee". Each employee and former employee of the Business other than the Transferred Employees and the Foreign Corporation Employees shall be referred to herein as a "Retained Employee". No provision contained in this Section 7.8 shall be construed as an agreement for, or guarantee of, continued employment. The Buyers shall not, and shall be under no obligation to, assume, continue or adopt any Liabilities with respect to any Employee Plan.

                 (b) The Buyers shall extend to all Transferred Employees eligibility to participate in employee benefit and compensation plans, including without limitation welfare benefit plans, that are comparable to the employee benefit and compensation plans that Bel Fuse Ltd. offers to its general employee population.

                 (c) Provided that a Transferred Employee or a Foreign Corporation Employee remains continuously employed by the Buyers on the day following six (6) months after the Closing Date, for purposes of all employee compensation plans, programs and arrangements in which the Transferred Employees and the Foreign Corporation Employees may be eligible to participate after the Closing Date, the Buyers shall cause each such plan, program or arrangement to treat the prior service of each Transferred Employee and Foreign Corporation Employee with Insilco, any Affiliate thereof, or any predecessor thereof, as service rendered to the Buyers for purposes of benefits entitlements and benefit accrual for non-retirement-type benefits and eligibility and vesting except to the extent that such treatment would result in duplicative benefits. From and after the Closing Date, the Buyers shall, with respect to any welfare benefit plan in which any Transferred Employee or Foreign Corporation Employee may be eligible to participate after the Closing Date, (i) cause any limitations as to pre-existing lii
conditions and any exclusions and waiting periods to be waived with respect to the Transferred Employees and the Foreign Corporation Employees and their eligible dependents and (ii) give each Transferred Employee and Foreign Corporation Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Closing Date.

                 (d) The Buyers shall be responsible for providing continuation healthcare coverage in accordance with COBRA to the Retained Employees and their qualified beneficiaries who incur or incurred a qualifying event prior to, on or after the Closing Date. The Buyers shall be responsible for providing continuation healthcare coverage in accordance with COBRA to all Transferred Employees and their qualified beneficiaries who incur a qualifying event after the Closing Date.

                 (e) The Buyers shall not be responsible for any Liability or obligation under the WARN Act in respect of any employee or former employee of the Business arising before or on the Closing Date, and in respect of any Retained Employee, arising from employee termination after the Closing Date. The Buyers shall be responsible for any Liability or obligation under the WARN Act in respect of any Transferred Employee arising from employee termination after the Closing Date. Immediately after execution of this Agreement, the Sellers shall provide WARN notices in substantially the forms attached hereto as Exhibits I-1 to I-4 (collectively, the "WARN Notices"), with (i) unrepresented employees receiving Exhibit I-1, (ii) labor organization(s) and collective bargaining representatives receiving Exhibit I-2, (iii) state dislocated workers unit receiving Exhibit I-3 and (iv) chief elected official of the unit of local government receiving Exhibit I-4. When the Sellers provide the WARN Notices to the employees of (i) Stewart Connector Systems, Inc. and Signal Transformer Co., Inc., they shall do so by attaching the appropriate WARN Notice to the WARN Notice cover letter attached hereto as Exhibit I-5 and (ii) InNet Technologies, Inc., they shall do so by attaching the appropriate WARN Notice cover letter attached hereto as Exhibit I-6.

                 (f) Unless otherwise specifically identified and defined as an Assumed Liability herein, the Buyers shall not, with respect to all employees (other than the Foreign Corporation Employees and Transferred Employees for periods commencing after the Closing Date) have any responsibility for any matters relating to the maintenance of personnel and payroll records, the withholding and payment of federal, state and local income and payroll Taxes, the payment of workers' compensation and unemployment compensation insurance, salaries, wages, pension, welfare and other fringe benefits. The Buyers do not assume any responsibility for severance pay that may be due to Retained Employees, except as provided in this Section 7.8(f).

                 (g) Except as required by Law, the Buyers shall not assume any Liability for compliance with all applicable labor and employment Laws relating to the Transferred Employees and the Retained Employees in connection with their employment by the Sellers during periods prior to the Closing Date and any such Liability shall be a claim against only the Sellers' estate.

                 (h) Except for the Foreign Corporation Employees or unless otherwise specifically identified and defined as an Assumed Liability herein, or otherwise set forth in this Section 7.8 or as required by Law, the Buyers shall not have any responsibility for any Liabilities liii
under the Sellers' employee benefits plans, programs, agreements and arrangements, including (i) any Liabilities relating to any noncompliance with applicable Laws, including ERISA, the Internal Revenue Code and COBRA, and (ii) any Liabilities which arise as a result of the Sellers' joint and several liability through their relationship with any Affiliate.

                 (i) Except as provided for in this Section 7.8(j) or as required by Law, if any of the Sellers has entered into employment, termination or retention agreements with any employee of the Business pursuant to which retention bonuses, or severance, or termination payments may be paid in connection with the transactions contemplated hereby (the "Employee Agreements"), the Sellers agree that the Buyers shall have no liability or responsibility for any payments or costs related to the Employment Agreements and that any Liability or responsibility in respect thereof shall be a claim against only the Sellers' estate. With respect to all employees, except as required by Law, the Buyers are not assuming and will not have any responsibility for the continuation of any Employee Plan and the Buyers will not be deemed a successor employer to any of the Sellers with respect to any Employee Plan. Except as required by Law, no employee benefit plan adopted or maintained by the Buyers will be deemed a successor plan of any of the Sellers.

                 (j) Notwithstanding anything to the contrary in this Section 7.8, the Sellers will, on the Closing Date, pay to each Retained Employee that is covered by a severance plan (other than Retained Employees that are (i) employees represented by a labor organization or (ii) employees covered by the key employees severance plan) the severance payment due to such Retained Employee pursuant to such severance plan (the actual aggregate amount of such payments made by the Sellers, plus any related payroll taxes, hereinafter is referred to as the "Retained Employee Payment Amount"); provided, however, that it will be a condition precedent to any Retained Employee receiving any severance payment pursuant to this Section 7.8(j) and the related severance plan that such Retained Employee (i) be an employee of the Business on the Closing Date or (ii) had been terminated as an employee of the Business by the Sellers prior to the Closing Date without Cause. For purposes of this Section 7.8(j), "Cause" means inappropriate or unsatisfactory conduct, unsatisfactory performance, commission of an act involving fraud or moral turpitude, or commission of an act that is considered a felony in the jurisdiction in which it occurs. Any amounts paid pursuant to this Section 7.8(j) will not be included in the calculation of benefits under any Employee Plan. At the Closing, the Buyers shall reimburse the Sellers, in cash, an amount equal to the Retained Employee Payment Amount. Nothing in this Section 7.8(j) shall change, modify or alter the employment of any employee of the Business, who is currently an employee at will, as an employee at will whose employment may be terminated by the Sellers, with or without Cause, at any time.

         Section 7.9 Litigation Support. In the event and for so long from and after the Closing Date as any party hereto is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection (other than litigation among the parties hereto and/or their respective Affiliates arising out of this Agreement, the Ancillary Agreements or the transactions contemplated thereby) with (a) any transaction contemplated under this Agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Business, the parties hereto will cooperate with the contesting or defending party and its counsel in the contest or defense, make available their liv
personnel, and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party. In the event that the Approval Order is the subject of an appeal, the Buyers and the Sellers agree to use commercially reasonable efforts to seek an expedited review and decision of such appeal and to seek the dissolution of any stay which might be entered in connection with such an appeal; provided that each party shall bear the cost of complying with this sentence as it relates to any appeal and the dissolution of any stay in connection therewith.

         Section 7.10 Notification. Sellers shall notify the Buyers and keep the Buyers advised of the occurrence, to the Knowledge of the Sellers, of (a) any litigation or administrative proceeding pending or threatened against any of the Sellers which could, if adversely determined, have a Material Adverse Effect,
(b) any act or omission which would cause any of the Sellers' representations herein to be inaccurate in any material respect (or, with respect to representations qualified as to materiality, in any respect), including by way of updating any Disclosure Schedules and (c) any material damage or destruction of any of the Purchased Assets or the assets of the Foreign Corporations. The Buyers shall notify and keep Insilco advised of the occurrence of any event or occurrence which could reasonably be expected to materially adversely affect the Buyers' ability to consummate the transactions contemplated hereby. No such notice shall be deemed to cure any breach of any representation or warranty made in this Agreement or have any effect for the purpose of determining satisfaction of the conditions set forth in Article VIII hereof or the compliance by the Sellers with any covenant set forth herein.

         Section 7.11 Submission for Bankruptcy Court Approval. On the Petition Date or as soon as practicable thereafter, the Sellers shall file (a) a motion or motions and supporting papers (including, a form of order substantially in the form and substance of the Bid Procedures Order) seeking the entry of an order by the Bankruptcy Court approving the Overbid Procedures and (b) a motion for approval of this Agreement and supporting papers (including the Approval Order) seeking entry of the Approval Order, all in a form and substance reasonably acceptable to the Buyers. The Bid Procedures Order and the Approval Order may, at the Sellers' option, be sought under one combined set of motion papers, which shall be in form and substance reasonably acceptable to the Buyers. All parties hereto shall use their commercially reasonable efforts to have the Bankruptcy Court enter the Bid Procedures Order as soon as practicable following the filing of the motion therefor. The Sellers shall give appropriate notice under the Bankruptcy Code of the request for such relief, including such additional notice as the Bankruptcy Court shall direct, and provide appropriate opportunity for hearing, to all parties entitled thereto, of all motions, orders, hearings, or other proceedings relating to this Agreement or the transactions contemplated hereby.

         Section 7.12 Overbid Procedures. The Buyers and the Sellers acknowledge that the Sellers must take reasonable steps to demonstrate that they have sought to obtain the highest and best price for the Purchased Assets and the Shares and the consummation of the transactions contemplated by this Agreement, including giving notice thereof to the Sellers' creditors and other interested parties, providing information about the Business to prospective bidders (subject to appropriate confidentiality agreements), entertaining higher and better offers from such prospective bidders, and, if necessary, conducting an auction. To facilitate the foregoing, the Sellers shall seek entry of the Bid Procedures Order, which, among other things, shall provide for lv
the bidding provisions and procedures as set forth in Exhibit A to the Bid Procedures Order (the "Overbid Procedures"). These procedures shall include the following provisions:

                 (a) The Sellers shall consider as higher and better offers (the "Overbids") only those offers that meet the following requirements:

                      (i) Overbid Deadline. A Qualified Bidder (as defined in
                 Exhibit A to the Bid Procedures Order) that desires to make a bid shall deliver written copies of its bid to (A) Gleacher Partners LLC, 660 Madison Avenue, New York, New York 10021,
                 Attn: William D. Forrest, (B) Insilco Technologies, Inc., 425 Metro Place North, Fifth Floor, Dublin, Ohio 43017, Attn: David
                 A. Kauer, (C) Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attn: Constance A. Fratianni, and (D) Sidley Austin Brown & Wood, Bank One Plaza, 10 S. Dearborn Street, Chicago, Illinois 60603, Attn: Doug Williams, not later than such date and time as is specified in the Bid Procedures Order (the "Bid Deadline"). The Sellers may extend the Bid Deadline in their sole discretion, but shall have no obligation to do so. If the Sellers extend the Bid Deadline, they shall promptly notify the Buyers and all other Qualified Bidders of such extension; provided that any extension of the Bid Deadline shall be subject to the approval of the Prepetition Agent; provided further that Sellers may not extend the Bid Deadline to a date that is less than two (2) Business Days prior to the Auction Date.

                      (ii) Overbid Requirements. A bid is a letter from a
                 Qualified Bidder (other than the Buyers, whose participation as a Qualified Bidder shall be on the terms set forth in this Agreement) stating that (A) the Qualified Bidder offers to purchase the Purchased Assets and the Shares upon the terms and conditions set forth in a copy of this Agreement attached to such letter, marked to show those amendments and modifications to this Agreement, including price, terms, and assets to be acquired, that the Qualified Bidder proposes (a "Marked Agreement") and (B) the Qualified Bidder's offer is irrevocable until the earlier of forty-eight (48) hours after the closing of the sale of the Purchased Assets and the Shares or such date as is specified in the Bid Procedures Order. A Qualified Bidder (other than the Buyers) shall accompany its bid with written evidence of a commitment for financing or other evidence of ability to consummate the transaction. The Sellers will consider a bid only if the bid:

                                    (A) provides overall value for the Purchased
                           Assets and the Shares to the Sellers of at least $1,500,000 over the Purchase Price in the Asset Purchase Agreement;

                                    (B) is on terms that, in the Sellers'
                           reasonable business judgment, are not materially more burdensome or conditional than the terms of this Agreement;


                                      lvi

                                    (C) is not conditioned on obtaining
                           financing or on the outcome of unperformed due diligence by the bidder with respect to the assets sought to be acquired;

                                    (D) does not request or entitle the bidder
                           to any topping fee, termination fee, expense reimbursement or similar type of payments; and

                                    (E) is received by the Bid Deadline.

                  A bid received from a Qualified Bidder (as defined in the Overbid Procedures) that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors such as the net value provided by such bid (including consideration of any obligations of the Sellers in respect of any Topping Fee) and the likelihood and timing of consummating such transaction. The Buyers' offer contained in this Agreement shall constitute a Qualified Bid.

                        (iii) Deposit Requirement. All initial Overbids shall be
                  accompanied by a deposit of Five Hundred Thousand Dollars ($500,000) (the "Deposit") payable by wire transfer to an escrow agent designated by the Sellers. Following the Auction or the Auction Date if no Qualified Bids are received, the Sellers shall seek the approval of the Bankruptcy Court of the highest or best offer submitted for the Purchased Assets and the Shares (the "Successful Bid" and the bidder making such bid, the "Successful Bidder") and, in the event that the sale to the Successful Bidder is not consummated (to the extent that there is another bid), the next highest and best offer (the "Backup Bid", and such bidder, the "Backup Bidder"). The Deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the cash portion of the consideration upon closing of the sale to the Successful Bidder. If the Successful Bidder fails to consummate the purchase of the Purchased Assets and the Shares due to such party's breach of its purchase agreement with the Sellers, then the Sellers shall retain the Deposit of such Successful Bidder, if any, as liquidated damages and continue with the sale of the Purchased Assets and the Shares to the Backup Bidder. Within three (3) Business Days after the closing of the sale of the Purchased Assets, any Deposit (A) not applied to the purchase of such Purchased Assets and the Shares or (B) not retained by the Sellers due to a breach by the Successful Bidder shall, together with interest, be returned to the appropriate bidders.

                 (b) If, prior to the Bid Deadline, the Sellers have received at least one Qualified Bid that the Sellers determine is higher or otherwise better than the bid of the Buyers set forth in this Agreement, the Sellers shall conduct an auction (the "Auction") with respect to the Purchased Assets and the Shares and provide to the Buyers and all Qualified Bidders the opportunity to submit additional bids at the Auction. The Auction shall take place no later than such date and time as is specified in the Bid Procedures Order (the "Auction Date"), at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or such later time or other place as the Sellers shall notify the Buyers and all other Qualified Bidders who have submitted Qualified Bids and expressed lvii
         their intent to participate in the Auction, as set forth above, but in no event shall the Auction occur later than two Business Days prior to the Sale Hearing scheduled in the Bid Procedures Order. Only Qualified Bidders will be eligible to participate at the Auction. At least two
         (2) Business Days prior to the Auction, each Qualified Bidder who has submitted a Qualified Bid must inform the Sellers whether it intends to participate in the Auction. The Sellers may, at their option, provide or make available copies of any Qualified Bid(s) that the Sellers believe are the highest or otherwise best offer(s) to all Qualified Bidders who intend to participate in the Auction prior to the commencement thereof, but are required to provide copies of any Qualified Bid(s) to the Buyers within two (2) Business Days after receipt thereof and, in any event, no later than two (2) Business Days prior to the Auction Date.

                  Based upon the terms of the Qualified Bids received, the number of Qualified Bidders participating in the Auction, and such other information as the Sellers determine is relevant, the Sellers, in their sole discretion, may conduct the Auction in the manner it determines will achieve the maximum value for the Purchased Assets and the Shares. At the beginning of the Auction, a representative of the Sellers shall announce the amount of the bid that is at such time determined by the Sellers to be the highest and best bid. Thereafter, all additional bids shall be in increments of $500,000 or integral multiples thereof. The Sellers may adopt such other rules for bidding at the Auction, that, in the Sellers' business judgment, will better promote the goals of the bidding process and that are not inconsistent with any of the provisions of the Bid Procedures Order, the Bankruptcy Code or any order of the Bankruptcy Court entered in connection herewith. Prior to the start of the Auction, the Sellers will inform the Qualified Bidders participating in the Auction of the manner in which the Auction will be conducted.

                  As soon as practicable after the conclusion of the Auction, the Sellers, in consultation with their legal and financial advisors and the Prepetition Agent, shall (i) review each Qualified Bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the sale and any obligations of the Sellers in respect of any Topping Fee, and (ii) identify the highest or otherwise best offer for the Purchased Assets and the Shares at the Auction. At the Sale Hearing, the Sellers shall present the Successful Bid or, if required pursuant to Section 7.12(a)(iii), the Backup Bid to the Bankruptcy Court, for approval.

                 (c) If the Buyers do not buy the Purchased Assets and the Shares at the sale of the Purchased Assets and the Shares approved at the Sale Hearing (an "Auction Sale"), the Buyers are not then in material breach of any material provision of this Agreement (other than any breach which Buyers shall have cured within ten (10) Business Days of receipt of notice thereof), the Buyers have not terminated this Agreement and an Auction Sale of the same is consummated with a party other than the Buyers, then the Buyers will be entitled to receive, as a "topping fee" out of the proceeds of the consummated Auction Sale, an amount equal to the sum of (i) $1,050,000 (the "Topping Fee") and (ii) reimbursement of all reasonable and documented out-of-pocket expenses incurred in connection with the transactions contemplated hereby (including, but not limited to, legal, lviii
         accounting and other professional fees) up to $400,000 in the aggregate (the "Expense Reimbursement").

                 (d) The Buyers shall be permitted to credit the amount of the Topping Fee and the Expense Reimbursement to their bid if they make a competing bid at the Auction Sale as a result of which the Buyers shall be permitted to match the dollar value of any competing bid submitted by another entity by submitting a bid in an amount at least equal to the difference between the bid to be matched minus the amount of the Topping Fee and the Expense Reimbursement.

         Section 7.13 Collection of Receivables. If, after the Closing, the Sellers shall receive any payment from any account debtor with respect to any Accounts Receivable included in the Purchased Assets, the Sellers shall promptly endorse such payment to the Buyers.

         Section 7.14 Overlapping Assets. The Sellers shall use commercially reasonable efforts to make Sellers' Overlapping Assets available for the use of the Buyers with respect to the Business, as currently used therein, at no charge to the Buyers, for a period of ninety (90) days following the Closing, and the Buyers shall use commercially reasonable efforts to make Buyers' Overlapping Assets available for the use of the Sellers with respect to Sellers' Retained Business, as currently used therein, at no charge to the Sellers, for a period of ninety (90) days following the Closing. Nothing in this Section 7.14 shall be construed as restricting the Sellers' or the Buyers' right to encumber or transfer Sellers' Overlapping Assets or Buyers' Overlapping Assets, as the case may be.

         Section 7.15 Mail Received After the Closing. Following the Closing, the Buyers may receive and open all mail addressed to the Sellers and deal with the contents thereof in their discretion to the extent that such mail and the contents thereof relate to the Purchased Assets, the Business, the Foreign Corporations or any of the Assumed Liabilities. The Buyers shall promptly deliver or cause to be delivered to the Sellers all mail received by the Buyers after the Closing addressed to the Sellers which does not relate to the Purchased Assets, the Business, the Foreign Corporations or the Assumed Liabilities.

         Section 7.16 Guarantees. Insilco irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the full and prompt performance by each Seller of its obligations, covenants and agreements under the terms of this Agreement and each Ancillary Agreement to which a Seller may be a party. Insilco waives all presentment, demands, protest and notice of protest of this guarantee.

         Section 7.17 Sellers Guarantees. To the extent any of Insilco Holding Co. or any of the Sellers shall have guaranteed any Liabilities of the Foreign Corporations to a third party, each of Bel Fuse Ltd. and Bel Fuse Macau, L.D.A. shall prior to or as of the Closing: (a) provide a substantially similar guarantee of such Liability to such third party; (b) use all reasonable efforts to cause such third party to release Insilco Holding Co. and any of the Sellers from such guarantee; and (c) indemnify Insilco Holding Co. and the Sellers from any and all Losses related to such guarantee. From the date hereof until Closing, neither Insilco nor any of its Affiliates shall enter into any new guarantees of the obligations of the Foreign Corporations.


                                       lix

         Section 7.18 Glen Rock Facility. Prior to Closing, the Sellers shall
(a) use all reasonable efforts to acquire fee simple title to the Glen Rock Property by payment of all outstanding amounts due under the Glen Rock Agreement and (b) if such title is obtained, convey title to the Glen Rock Property to the Buyers at the Closing (and in such instance, the Glen Rock Property shall be deemed to be Owned Real Property for all purposes of this Agreement). If the Sellers are unable to acquire title to the Glen Rock Property, then the Sellers shall (a) assume the Glen Rock Agreement and (b) cause the assignment of the Glen Rock Agreement to the Buyers pursuant to Section 365 of the Bankruptcy Code or, if Section 365 of the Bankruptcy Code is unavailable with respect to the Glen Rock Agreement, use all reasonable efforts to assign or cause to be assigned the Glen Rock Agreement to the Buyers, including, without limitation, obtaining the consent of the York County Industrial Development Corporation and The Pennsylvania Industrial Development Authority to such assignment. Upon such assignment of the Glen Rock Agreement to the Buyers, the Glen Rock Agreement shall be deemed to be an Assumed Agreement for all purposes of this Agreement and the Sellers shall pay any and all amounts to be cured under the Glen Rock Agreement pursuant to Section 365(a) of the Bankruptcy Code; provided that in the event that the Sellers shall have assigned or caused to have been assigned the Glen Rock Agreement to the Buyers, the Purchase Price shall be reduced at Closing by an amount equal to the remaining payments due under the Glen Rock Agreement as of the Closing plus $10,000 in consideration of the cost incurred or to be incurred by the Buyers in connection with such assignment of the Glen Rock Agreement.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

         Section 8.1 Conditions to Each Party's Obligations to Effect the Closing. The respective obligations of each party to effect the sale and purchase of the Shares and the Purchased Assets shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                 (a) no preliminary or permanent injunction or other order, judgment or decree by any federal or state court which prevents the consummation of the sale of a material part of the Shares and the Purchased Assets contemplated hereby shall have been issued and remain in effect (each party agreeing to use its commercially reasonable efforts to have any such injunction, order or decree lifted) and no statute, rule or regulation shall have been enacted by any Governmental Authority which prohibits the consummation of the sale of the Shares and the Purchased Assets;

                 (b) the Bankruptcy Court shall have entered the Approval Order substantially in the form and substance of Exhibit E and such Approval Order shall be final and non-appealable; and

                 (c) the Escrow Agent shall have executed the Escrow Agreement.

         Section 8.2 Conditions to Obligations of the Buyers. The obligation of the Buyers to effect the purchase of the Shares and the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:


                                       lx

                  (a) (i) the Sellers shall have performed and complied in all material respects with the covenants contained in this Agreement which are required to be performed and complied with by the Sellers at or prior to the Closing; (ii) the representations and warranties of the Sellers set forth in this Agreement that are not qualified by "Material Adverse Effect", "materiality" or other similar qualifications shall each be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which representation and warranty need only be so true, complete and correct as of such earlier date); and (iii) the representations and warranties of the Sellers set forth in this Agreement that are qualified by "Material Adverse Effect", "materiality" or other similar qualifications shall each be true, complete and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which need only be so true, complete and correct as of such earlier date);

                  (b) the Buyers shall have received a certificate from the chief executive officer of Insilco, dated as of the Closing Date, to the effect that, to the best of such chief executive officer's knowledge, the conditions set forth in Section 8.2(a) have been satisfied;

                  (c) the Shares and the Purchased Assets shall have been released from all Encumbrances (other than Closing Encumbrances with respect to the Purchased Assets) and there shall be no Encumbrances on the Shares and the Purchased Assets (other than Closing Encumbrances with respect to the Purchased Assets);

                  (d) since the date hereof, there shall have been no: (i) Material Adverse Effect or (ii) material damage, destruction or loss to any tangible assets with a value in excess of $100,000 individually or $500,000 in the aggregate, unless such damage, destruction or loss is covered by insurance the proceeds of which are used by Sellers to repair or replace such tangible Assets or which are payable to the Buyers in accordance with this Agreement or otherwise made payable to the Buyers;

                  (e) the Approval Order shall provide that any and all Encumbrances on the Purchased Assets (other than Closing Encumbrances) and the Shares shall, upon Closing, attach only to the proceeds of the transactions contemplated hereby and not to the Shares and the Purchased Assets;

                  (f) the Buyers shall have received the other items to be delivered pursuant to Section 4.2;

                  (g) the Sellers shall have delivered to Buyers evidence that
           (i) all Liabilities owed by the Foreign Corporations to Insilco and/or any of its Affiliates or Subsidiaries shall have been canceled and that the Foreign Corporations shall have no further Liability with respect thereto and (ii) all Liabilities owed to the Foreign Corporations by Insilco and/or any of its Affiliates or Subsidiaries shall have been canceled and that lxi

         Insilco and/or any of its Affiliates or Subsidiaries shall have no further Liability with respect thereto;

                  (h) (i) all authorizations, consents, waivers, approvals or other actions legally required in connection with the execution, delivery and performance of this Agreement and the instruments of transfer by the Sellers and the consummation by the Sellers of the transactions contemplated hereby and thereby shall have been obtained (without the imposition of any material conditions) and shall be in full force and effect; (ii) the Sellers shall have obtained any material authorizations, consents, waivers, approvals or other actions required to prevent a material breach or default by the Sellers under any of the Assumed Agreements; and (iii) all material authorizations, consents, waivers, approvals or other actions necessary to permit the Buyers to operate the Business in compliance with all applicable Laws immediately after the Closing shall have been obtained and shall be in full force and effect;

                  (i) there shall have been delivered to the Buyers audited balance sheets of the Business as of December 31, 2001 and October 31, 2002 and audited income statements, audited statements of cash flows and audited statements of changes in stockholders' equity of the Business for the years ended December 31, 2000 and December 31, 2001 and the ten month period ended October 31, 2002, together with the notes to such financial statements (such financial statements and notes, the "Audited Financial Statements"), which Audited Financial Statements shall have been prepared in accordance with U.S. GAAP and shall be in compliance with Regulation S-X of the Securities and Exchange Commission; the Audit Accountant (i) shall have completed its audit of the Audited Financial Statements, (ii) shall have issued to the Buyers an unqualified opinion with respect to the Audited Financial Statements and (iii) shall have consented no more than four
           (4) days prior to Closing to the inclusion of such opinion in a Current Report on Form 8-K to be filed by Bel Fuse Inc. with the Securities and Exchange Commission immediately after the Closing is consummated; and

               (j) pursuant to Section 7.18, the Sellers shall be in possession of all necessary documentation to either (i) convey title to the Glen Rock Property to the Buyers or (ii) if the Sellers shall not be able to convey title to the Glen Rock Property to the Buyers, assign or cause to have assigned the Glen Rock Agreement to the Buyers (and pay all cure amounts in connection therewith).

Any condition specified in this Section 8.2 may be waived by the Buyers; provided that no such waiver shall be effective against the Buyers unless it is set forth in a writing executed by the Buyers.

         Section 8.3 Conditions to Obligations of the Sellers. The obligation of the Sellers to effect the sale of the Shares and the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

                 (a) (i) the Buyers shall have performed and complied in all material respects with the covenants contained in this Agreement which are required to be performed and complied with by the Buyers at or prior to the Closing; (ii) the representations and lxii
         warranties of the Buyers set forth in this Agreement that are not qualified by "materiality" or other similar qualifications shall each be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which representation and warranty need only be so true, complete and correct as of such earlier date); and (iii) the representations and warranties of the Buyers set forth in this Agreement that are qualified by "materiality" or other similar qualifications shall each be true, complete and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which need only be so true, complete and correct as of such earlier date);

                 (b) the Sellers shall have received a certificate from an authorized officer of the Buyers, dated as of the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.3(a) have been satisfied; and

                 (c) the Sellers shall have received the other items to be delivered to it pursuant to Section 4.3.

Any condition specified in this Section 8.3 may be waived by the Sellers; provided that no such waiver shall be effective against the Sellers unless it is set forth in writing executed by Insilco.

                                   ARTICLE IX
                           TERMINATION AND ABANDONMENT

         Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing by:

                 (a) mutual written consent of the Sellers and the Buyers;

                 (b) the Buyers if:

                       (i) the Board of Directors of any of the Sellers shall
                 have withdrawn its support for the transactions contemplated hereby or modified its support for the transactions contemplated hereby in a manner adverse to the Buyers; or

                       (ii) the Chapter 11 Cases are converted from cases under
                 Chapter 11 of the Bankruptcy Code to cases under Chapter 7 of the Bankruptcy Code;

                 (c) the Buyers, if there has been (i) a material violation or breach by any of the Sellers of any (A) representation or warranty made by it contained in this Agreement which is not qualified by "materiality" or "Material Adverse Effect" or (B) any covenant made by it contained in this Agreement or (ii) a violation or breach of any representation or warranty made by it contained in this Agreement which are qualified by "materiality" or "Material Adverse Effect" which, in the case of either clause (i) or (ii), has prevented the satisfaction of any condition to the obligations of the Buyers to effect the Closing and lxiii
         such violation or breach has not been cured by the Sellers within ten
         (10) Business Days of receipt of written notice thereof or waived by the Buyer;

                 (d) the Sellers, if there has been a material violation or breach by the Buyers of any covenant, representation or warranty made by it contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Sellers to effect the Closing and such violation or breach has not been cured by the Buyers within ten (10) Business Days of receipt of written notice thereof or waived by the Sellers;

                 (e) the Sellers or the Buyers, if (i) there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or (ii) consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of (A) the Bankruptcy Court or (B) any court or Governmental Authority having competent jurisdiction;

                 (f) the Sellers, if the Bankruptcy Court enters an order approving a sale of the Shares and the Purchased Assets other than the sale thereof contemplated by this Agreement to the Buyers or any of their Affiliates (a "Third-Party Sale");

                 (g) the Buyers or the Sellers, if the Bid Procedures Order has not been entered by the Bankruptcy Court within forty-five (45) days after the Petition Date; provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this Section 9.1(g) if the failure to obtain such approval within such time period results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement;

                 (h) the Buyers or the Sellers, if the Approval Order has not been entered by the Bankruptcy Court within forty-five (45) days after the entry of the Bid Procedures Order on the docket of the Bankruptcy Court; provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this
         Section 9.1(h) if the failure to obtain such approval within such time period results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement; or

                 (i) the Buyers or the Sellers, if the Closing shall not have occurred on or prior to March 31, 2003 (the "Termination Date"); provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this Section 9.1(i) if the failure of the Closing to occur on or prior to such date results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement.

         Section 9.2 Procedure and Effect of Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by either or both of the parties pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:


                                      lxiv

                 (a) said termination shall be the sole remedy of the parties hereto with respect to breaches of any covenant, representation or warranty contained in this Agreement and none of the parties hereto nor any of their respective trustees, directors, officers or Affiliates, as the case may be, shall have any liability or further obligation to the other parties or any of their respective trustees, directors, officers or Affiliates, as the case may be, pursuant to this Agreement, except for the parties hereto in each case as stated in this Section 9.2,
         Section 9.3, Section 10.15 and in Sections 7.2(b) and 7.3, and upon a willful breach by a party, in which case the non-breaching party shall have all rights and remedies existing at law or in equity; provided, however, the Seller Parties shall not be responsible for liability for any misrepresentation or breach of any warranty or covenant by any Seller Party contained in this Agreement prior to the time of such termination;

                 (b) all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the agency or other Person to which they were made; and

                 (c) all Confidential Information from the Seller Parties shall be returned to the Seller Parties or destroyed, and all Confidential Information from the Buyers shall be returned to the Buyers or destroyed (provided that the party doing such destruction shall deliver a written certification of such destruction to the other party).

         Section 9.3 Liquidated Damages. (a) If the Buyers shall terminate this Agreement pursuant to (i) Section 9.1(i) and as of the Termination Date (A) the closing condition set forth in Section 8.2(j) shall not have been satisfied or waived by the Buyers and (B) the closing conditions specified in Sections 8.1(a), 8.1(b) and 8.3(a) shall have been satisfied or waived or (ii) Section 9.1(c), then the Buyers shall be entitled to the Expense Reimbursement as liquidated damages from the Sellers, subject to the proviso in Section 9.3(b).

         (b) If (i) the Buyers shall terminate this Agreement pursuant to Sections 9.1(b)(i) or 9.1(c) and (ii) the Sellers shall have committed fraud in connection with the transactions contemplated by this Agreement or materially and willfully breached their obligations to sell the Purchased Assets and the Shares to the Buyers pursuant to Articles II, III and IV of this Agreement (except if the Sellers sell the Purchased Assets and the Shares to a third party pursuant to Section 7.12 or an Approval Order, in which case the provisions of
Section 7.12 shall govern), then the Buyers shall be entitled to the Topping Fee and the Expense Reimbursement as liquidated damages from the Sellers; provided, however, that if the Buyers are entitled to the Topping Fee and the Expense Reimbursement as liquidated damages from the Sellers pursuant to this Section 9.3(b), then the Buyers shall not also be entitled to the Expense Reimbursement pursuant to Section 9.3(a).

         (c) Any payment required to be made to the Buyers pursuant to either
Section 7.12 or Section 9.3(a) or (b) shall be made by wire transfer of same day funds to an account designated by the Buyers. In the event that a payment is due to the Buyers pursuant to Section 7.12, such payment shall be made on the date on which the sale of the Business to the Successful Bidder, Backup Bidder or any other Person that acquires the Business as a result of and in connection with a bid submitted at the Auction is closed. In the event that a payment is due to lxv
the Buyers pursuant to Section 9.3(a) or (b), such payment shall be made within two (2) Business Days of the date the Buyers terminate this Agreement.

         (d) The Sellers obligation to pay the Topping Fee and the Expense Reimbursement (whether pursuant to Section 7.12 or Section 9.3(a) or (b)) shall survive the termination of this Agreement and, provided that they are approved by the Bankruptcy Court as part of the Bid Procedures Order, shall constitute an administrative expense in the Sellers' Chapter 11 Cases or any subsequent conversion of the Sellers' Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code under Sections 503(b) and 507(a)(1) of the Bankruptcy Code.

         Section 9.4 Extension; Waiver. At any time prior to the Closing, the Sellers, on the one hand, or the Buyers, on the other hand, may (a) extend the time for the performance of any of the obligations or acts of the other party,
(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (c) waive compliance with any of the agreements of the other party contained herein or (d) waive any condition to its obligations hereunder. Any agreement on the part of the Sellers, on the one hand, or the Buyers, on the other hand, to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the Sellers or the Buyers, as applicable.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

         Section 10.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Insilco and the Buyers; provided that the consent of the Prepetition Agent shall be required in connection with any amendment of this Agreement that materially modifies this Agreement.

         Section 10.2 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure.

         Section 10.3 Survival. The parties hereto agree that the representations and warranties contained in this Agreement shall not survive the Closing hereunder, and neither party nor any of their respective officers, directors, representatives, employees, advisors or agents shall have any liability to the other after the Closing for any breach thereof. The parties hereto agree that only the covenants contained in this Agreement to be performed at or after the Closing Date shall survive the Closing hereunder, and each party hereto shall be liable to the other after the Closing Date for any breach thereof.

         Section 10.4 No Impediment to Liquidation. Nothing herein shall be deemed or construed as to limit, restrict or impose any impediment to the Sellers' right to liquidate, dissolve and wind-up their affairs and to cease all business activities and operations at such time as it may determine following the Closing. Subject to Section 7.7, the Sellers shall not be obligated to lxvi
retain assets or employees or to continue operations following the Closing (or to retain outsource assistance) in order to satisfy their obligations hereunder.

         Section 10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when personally sent/delivered, by facsimile transmission (with hard copy to follow) or sent by reputable express courier or (b) five (5) days following mailing by registered or certified mail postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to the Sellers and the Buyers shall be sent to the addresses indicated below:

                       (i) If to the Sellers, to:

                           Insilco Technologies, Inc.
                           425 Metro Place North, Fifth Floor
                           Dublin, Ohio  43017
                           Facsimile: (614) 791-3195
                           Attention: David A. Kauer

                           with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, New York  10022
                           Facsimile: (212) 848-7179

                           Attention: Constance A. Fratianni, Esq.
                                      Kenneth A. Gerasimovich, Esq.

                      (ii) if to any of the Buyers, to:

                           Bel Fuse Inc.
                           206 Van Vorst Street
                           Jersey City, New Jersey  07306
                           Facsimile: 201-432-9542

                           Attention: Daniel Bernstein and Colin Dunn

                           with a copy (which shall not constitute notice)to:

                           Lowenstein Sandler PC
                           65 Livingston Avenue
                           Roseland, New Jersey  07068
                           Facsimile: 973-597-2351

                           Attention: Peter H. Ehrenberg, Esq.


         Section 10.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and with respect to the Sellers, any entity that may succeed to substantially all the assets of the Sellers, but neither this Agreement nor any of the rights, interests or obligations


                                      l67
hereunder shall be assigned by any parties hereto, including by operation of law, without the prior written consent of the other party. Any assignment of this Agreement or any of the rights, interests or obligations hereunder in contravention of this Section 10.6 shall be null and void and shall not bind or be recognized by the Sellers or the Buyers.

         Section 10.7 Third-Party Beneficiaries. Nothing in this Agreement shall be construed as giving any person other than the parties hereto and the Prepetition Agent any legal or equitable right, remedy or claim under or with respect to this Agreement.

         Section 10.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

         Section 10.9 Governing Law. This Agreement shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

         Section 10.10 Submission to Jurisdiction. (a) The parties hereto irrevocably submit to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) over any dispute arising out of or relating to this Agreement or any other agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably agrees that all claims in respect of such dispute or proceedings may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute or proceeding brought in such court or any defense of inconvenient forum in connection therewith.

                 (b) Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under Section 10.5 of this Agreement.

                 (c) Bel Fuse Ltd. and Bel Fuse Macau, L.D.A. hereby irrevocably appoint Bel Connector Inc. and Bel Transformer Inc. as agents thereof for the service of process thereon, and service of process on Bel Connector Inc. and Bel Transformer Inc. shall be deemed to be valid service of process on Bel Fuse Ltd. and Bel Fuse Macau, L.D.A.

         Section 10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


                                     lxviii

         Section 10.12 Incorporation of Exhibits. The Disclosure Schedule and all Exhibits attached hereto and referred to herein are hereby incorporated herein by reference and made a part of this Agreement for all purposes as if fully set forth herein.

         Section 10.13 Entire Agreement. This Agreement (including the Exhibits and the Disclosure Schedule), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

         Section 10.14 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.15 Remedies. Subject to Section 10.3, the Sellers and the Buyers hereby acknowledge and agree that money damages may not be an adequate remedy for any breach or threatened breach of any of the provisions of this Agreement and that, in such event, the Sellers or their successors or assigns, or the Buyers or their successors or assigns, as the case may be, may, in addition to any other rights and remedies existing in their favor, apply to the Bankruptcy Court or any other court of competent jurisdiction for specific performance, and injunctive and/or other relief in order to enforce or prevent any violations of this Agreement.

         Section 10.16 Bulk Sales or Transfer Laws. The Buyers hereby waive compliance by the Seller Parties with the provisions of the bulk sales or transfer laws of all applicable jurisdictions.

         Section 10.17 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE PARTIES HERETO (a) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT THEY AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.17.

                                    * * * * *


                                      lxix

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

THE SELLERS:                     INSILCO TECHNOLOGIES, INC.

                                 By:      /s/ David A. Kauer
                                    -----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 STEWART CONNECTOR SYSTEMS, INC.

                                 By:      /s/ Michael R. Elia
                                    -----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                 INNET TECHNOLOGIES, INC.

                                 By:      /s/ Michael R. Elia
                                    -----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief

                                     Financial Officer

                                 INSILCO INTERNATIONAL HOLDINGS, INC.

                                 By:      /s/ David A. Kauer
                                    -----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 SIGNAL CARIBE, INC.

                                 By:      /s/ David A. Kauer
                                    -----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 EYELETS FOR INDUSTRY, INC.

                                 By:      /s/ David A. Kauer
                                    -----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer


                                       lxx

                                 STEWART STAMPING CORP.

                                 By:      /s/ David A. Kauer
                                    -----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 SIGNAL TRANSFORMER CO., INC.

                                 By:      /s/ Michael R. Elia
                                    -----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief

                                     Financial Officer

THE BUYERS:                      BEL FUSE, LTD.

                                 By:      /s/ Daniel Bernstein
                                    -----------------------------------------
                                          Name:  Daniel Bernstein
                                          Title: Director

                                 BEL FUSE MACAU, L.D.A.

                                 By:      /s/ Daniel Bernstein
                                    -----------------------------------------
                                          Name:  Daniel Bernstein
                                          Title: Director

                                 BEL CONNECTOR INC.

                                 By:      /s/ Colin Dunn
                                    --------------------------------
                                          Name:  Colin Dunn
                                          Title: Vice President & Secretary

                                 BEL TRANSFORMER INC.

                                 By:      /s/ Colin Dunn
                                    -----------------------------------------
                                          Name:  Colin Dunn
                                          Title: Vice President & Secretary


                                      lxxi

                             AMENDMENT NO. 1 TO THE
                       STOCK AND ASSET PURCHASE AGREEMENT

                           Dated as of March 21, 2003


                  THIS AMENDMENT (this "Amendment") is entered into by and among Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a Pennsylvania corporation, InNet Technologies, Inc., a California corporation, Insilco International Holdings, Inc., a Delaware corporation, Signal Caribe, Inc., a Delaware corporation, Eyelets for Industry, Inc., a Connecticut corporation, Stewart Stamping Corp., a Delaware corporation, and Signal Transformer Co., Inc., a Delaware corporation, (collectively, the "Sellers"), Bel Fuse Inc., a New Jersey corporation, Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation, (collectively, the "Buyers").

                  WHEREAS, the Buyers (with the exception of Bel Fuse Inc.) and the Sellers have entered into a Stock and Asset Purchase Agreement dated as of December 15, 2002 (the "Agreement"), the terms defined therein being used herein as therein defined unless otherwise defined herein;

                  WHEREAS, Section 5.4(a) of the Agreement provides certain information regarding the capitalization of Insilco Technologies Germany that is inaccurate, and the Sellers and the Buyers wish to amend the Agreement to correct such inaccurate information.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

                  SECTION 1. Amendment to the Agreement. The Agreement is hereby amended in accordance with Section 10.1 of the Agreement as follows:

                  (a) The terms "Buyer" and "Buyers" are hereby amended to include Bel Fuse Inc., a New Jersey corporation.

                  (b) In the first WHEREAS clause of the Agreement, the word "Limited" is hereby inserted after the words "Insilco Technologies International".

                  (c) In Section 5.4(a) of the Agreement, the first sentence is hereby replaced in its entirety as follows:

                  "The authorized nominal capital of Insilco Technologies Germany consists of the following: one (1) share of nominal capital at nominal value of 60,000 Euro (the "Insilco Technologies Germany Shares")."

                  (d) In Section 5.4(a) of the Agreement, the fifth sentence is hereby replaced in its entirety as follows:

                  "The Insilco Technologies Germany Shares constitute all of the issued and outstanding capital stock of Insilco Technologies Germany and are owned of record and beneficially by Insilco free and clear of all Encumbrances, except as set forth in Schedule 5.4(a) of the Disclosure Schedule."

                  (e) In Section 5.4(b) of the Agreement, the fifth sentence is hereby replaced in its entirety as follows:

                  "The Top East Shares constitute all the issued and outstanding capital stock of Top East and are owned of record and beneficially by ITI free and clear of all Encumbrances, except as set forth in Schedule 5.4(b) of the Disclosure Schedule."

                  (f) In Section 5.4(g) of the Agreement, the fifth sentence is hereby replaced in its entirety as follows:

                  "The Signal Transformer Mexico Shares constitute all the issued and outstanding capital stock of Signal Transformer Mexico and are owned of record and beneficially by Insilco International Holdings, Inc. in the amount of 500 of the Signal Transformer Mexico Shares and by Signal Transformer Co., Inc. in the amount of 49,500 of the Signal Transformer Mexico Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(g) of the Disclosure Schedule."

                  SECTION 2. Effect on Agreement. By execution of this Amendment, Bel Fuse Inc. agrees to be deemed to be a party to, and shall be fully bound by, the terms and conditions of the Agreement. In addition, except as specifically amended above, the Agreement shall continue to be in full force and effect and is hereby ratified and confirmed.

                  SECTION 3. Execution in Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

                  SECTION 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



                  [The remainder of this page is left blank intentionally.]

                  IN WITNESS WHEREOF, the Buyers and the Sellers have caused this Amendment to be executed as of the date first written above.



THE SELLERS:                     INSILCO TECHNOLOGIES, INC.

                                 By:  /s/ David A. Kauer
                                     ----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                  Officer

                                 STEWART CONNECTOR SYSTEMS, INC.

                                 By:   /s/ Michael R. Elia
                                     ----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief
                                          Financial Officer

                                 INNET TECHNOLOGIES, INC.

                                 By:   /s/ Michael R. Elia
                                     ----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                 INSILCO INTERNATIONAL HOLDINGS, INC.

                                 By:   /s/ David A. Kauer
                                     ----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 SIGNAL CARIBE, INC.

                                 By:   /s/ David A. Kauer
                                     ----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 EYELETS FOR INDUSTRY, INC.

                                 By:   /s/ David A. Kauer
                                     ----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 STEWART STAMPING CORP.

                                 By:   /s/ David A. Kauer
                                     ----------------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                 SIGNAL TRANSFORMER CO., INC.

                                 By:   /s/ Michael R. Elia
                                     ----------------------------------------
                                          Name:  Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

THE BUYERS:                      BEL FUSE INC.

                                 By:   /s/ Daniel Bernstein
                                     ----------------------------------------
                                          Name:  Daniel Bernstein
                                          Title: President


                                 BEL FUSE LTD.

                                 By:   /s/ Daniel Bernstein
                                     ----------------------------------------
                                          Name:  Daniel Bernstein
                                          Title: Director

                                 BEL FUSE MACAU, L.D.A.

                                 By:   /s/ Daniel Bernstein
                                     ----------------------------------------
                                          Name:  Daniel Bernstein
                                          Title: Director

                                 BEL CONNECTOR INC.

                                 By:   /s/ Colin Dunn
                                     ----------------------------------------
                                          Name:  Colin Dunn
                                          Title: Vice President & Secretary

                                 BEL TRANSFORMER INC.

                                 By:   /s/ Colin Dunn
                                     ----------------------------------------
                                          Name:  Colin Dunn
                                          Title: Vice President & Secretary